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                                                                 EXHIBIT 10.20



                                    AGREEMENT

            AGREEMENT, dated as of May 3, 1996, by and among SYRATECH CORPORATION, a Delaware corporation ("Parent"), FARBERWARE INC. (formerly known as Far-B Acquisition Corp.), a Delaware corporation and an indirect wholly owned subsidiary of the Parent ("Seller"), and MEYER MARKETING CO. LTD. a British Virgin Islands corporation ("Purchaser").

            WHEREAS, Bruckner Manufacturing Corp. (formerly known as Farberware Inc.), a Delaware corporation (the "Company"), was and is a manufacturer, importer, sourcer and distributor of cookware and bakeware products and certain electric products and was the owner and licensor of certain intellectual property rights (collectively, the "Farberware Business");

            WHEREAS, pursuant to an Asset Purchase Agreement, dated February 2, 1996, the Parent and the Seller have acquired certain of the assets of, and have assumed certain of the liabilities relating to, the Farberware Business (the "Farberware Acquisition");

            WHEREAS, pursuant to a Manufacturing Services Agreement, dated April 2, 1996, between the Company and the Seller (the "MSA"), the Company is continuing to manufacture certain products ("Farberware Products") for the Seller at the Company's manufacturing facility on Bruckner Boulevard in the Borough and County of the Bronx, City and State of New York (the "Bronx Plant"); and
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            WHEREAS, Parent and Seller wish to grant and transfer, and the
Purchaser wishes to receive and acquire, certain of the rights and assets acquired by Parent and Seller pursuant to the Farberware Acquisition, all upon the terms and subject to the conditions set forth herein; and

            WHEREAS, the Purchaser wishes to obtain certain intellectual property rights with respect to Cookware and Bakeware Products (as defined herein), upon the terms and subject to the conditions set forth herein.

            NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and of other good and valuable consideration, each to the other in hand paid, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I

                  Definitions, Interpretation and Construction

            The capitalized terms used in this Agreement are defined, and the rules governing the interpretation and construction of this Agreement are set forth, in Exhibit A annexed hereto; and the text and provisions of said Exhibit A are incorporated herein by reference as though set forth at length in this
Article I.

                                   ARTICLE II

                          Grant of Trademark and Other
                          Intellectual Property Rights

            2.1 Grant of Rights. Upon payment at the Closing provided for in
Section 2.3 of that portion of the consider-
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ation specified in Section 2.2.2, Seller, as licensor, shall grant to Purchaser:

                  2.1.1 The exclusive right and license to use and exploit throughout the World (except as hereinafter provided) the Cookware and Bakeware Products Rights for a term beginning on the Closing Date (as defined in Section 2.3) and ending on April 30, 2196. The grant of such exclusive right and license shall include or be accompanied by an assignment to Purchaser of the rights of the Seller (as exclusive licensor) in and to the Meyer Marketing License (including the right to receive royalties thereunder that accrue after the Closing or to cancel said license).

                  2.1.2 The exclusive right and license to use and exploit the specific Intellectual Property Rights listed on Exhibit B annexed hereto for a term beginning on the Closing Date and ending as to each such Intellectual Property Right on the earlier of (i) April 30, 2196 or (ii) the date on which such Intellectual Property Right expires by mutual agreement of Purchaser and Seller or by reason of exhaustion of an unextendable term.

                  2.1.3 The non-exclusive right to use and exploit so much of the other Intellectual Property Rights acquired by the Seller pursuant to the Asset Purchase Agreement as (i) have heretofore been used or exploited by the Company in connection with the sourcing, manufacture and distribution of Cookware and Bakeware Products, and (ii) may be used and exploited without violating the rights of third
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parties, including, without limitation, the rights of parties to the Existing
Farberware Licenses and the Lifetime License, the grant in each instance to be for a term beginning on the Closing Date and ending as to each such Intellectual Property Right on the earlier of (a) April 30, 2196 or (b) the date on which such Intellectual Property Right expires by mutual agreement of Purchaser and Seller or by reason of exhaustion of an unextendable term.

The rights to be conferred upon Purchaser pursuant to this Section 2, including subsections 2.1.1, 2.1.2 and 2.1.3, shall be evidenced by a license agreement in the form annexed hereto as Exhibit C (the "License Agreement").

            2.2 Consideration. As consideration for the grant of the trademark and other Intellectual Property rights to Purchaser pursuant to Section 2.1, Purchaser shall pay to Seller the sum of Twenty-Five Million Five Hundred Thousand United States Dollars (U.S.$25,500,000) of which:

                  2.2.1 Ten Million United States Dollars (U.S.$10,000,000) shall be paid upon execution of this Agreement as a deposit that shall be non-refundable unless this Agreement is terminated pursuant to any of Section 9.1.1, Section 9.1.2, Section 9.1.4 or Section 9.1.5; and

                  2.2.2 Fifteen Million Five Hundred Thousand United States Dollars (U.S.$15,500,000) shall be paid at the Closing.
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The payments to be made pursuant to subsections 2.2.1 and 2.2.2 shall be made by wire transfers of immediately available funds to an account designated by Seller.

            2.3 Closing. The transactions provided for in Sections 2.1 and 2.2.2 shall be consummated at a closing (the "Closing") to be held at the offices of Paul, Weiss, Rifkind, Wharton & Garrison, 1285 Avenue of the Americas, New York, New York 10019-6064, at 9:30 A.M. New York time, on the third business day following the later to occur of (i) public announcement that the Company will on a day certain discontinue the manufacture of Farberware Products at the Bronx Plant, or (ii) the satisfaction or waiver of all conditions hereunder, or at such other place, at such other time and/or on such other date, as the parties shall agree but in no event later than the fifth business day following the later to occur of the events specified in clauses (i) and (ii) above (the actual date of Closing being herein called the "Closing Date").

                                   ARTICLE III

                        Seller's Right to Sell Inventory

            Seller and Parent shall have the right at any time and from time to time to sell any and all Inventory owned by Seller or Parent on the Closing Date or that Seller is there after required to purchase under the MSA (including Inventory required to be purchased pursuant to Seller's exercise prior to the date of this Agreement of Seller's option under
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Section 2.A. of the MSA to extend the initial Production Period thereunder), and all returns thereof. Notwithstanding the grants of trademark and other intellectual property rights to be made to Purchaser pursuant to Section 2.1,
(i) Parent and Seller shall each have the right and license (so long as either of them owns any Inventory acquired from the Company or returned by customers) to use and exploit (and to authorize their customers to use and exploit in connection with resale of the Inventory) all Intellectual Property that has at any time been used or exploited by the Company or others in the marketing of Inventory and (ii) the Company has a continuing royalty free license to use the name Farberware in connection with (and only in connection with) the sale in Australia of only finished goods Inventory located in Australia on the Purchase Date.

                                   ARTICLE IV

               Representations and Warranties of Parent and Seller

            Parent and Seller jointly and severally represent and warrant to Purchaser as follows:

            4.1 Each of the Parent and Seller is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation with all requisite corporate power and authority to own, lease and operate its assets and properties and to carry on its business as presently conducted by it.

            4.2 Each of the Parent and Seller has full corporate power and authority to enter into this Agreement and the
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License Agreement and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance by each of the Parent and Seller of this Agreement and the License Agreement have been duly and validly approved by the board of directors of each of the Parent and Seller and no other actions or proceedings on the part of the Parent or Seller are necessary to authorize this Agreement and the Licence Agreement and the transactions contemplated hereby and thereby. Each of the Parent and Seller has duly and validly executed and delivered this Agreement. This Agreement constitutes, and, when executed, the License Agreement will constitute, legal, valid and binding obligations of the Parent and Seller, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws in effect which affect the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies.

            4.3 Except as set forth in Section 7.3.5 and the applicable requirements of the HSR Act, no consent, authorization or approval of, filing or registration with, or cooperation from, any Governmental Authority or any other Person not a party to this Agreement and the License Agreement is necessary in connection with the execution, delivery and performance by the Parent or Seller of this Agreement and the License Agreement or the consummation of the transactions contemplated hereby and thereby.
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            4.4 The execution, delivery and performance of this Agreement and the License Agreement by the Parent and Seller do not and will not (i) violate any Law; (ii) violate or conflict with, result in a breach or termination of, constitute a default or give any third party any additional right (including a termination right) under, permit cancellation of, result in the creation of any Lien upon any of the assets or properties of the Parent or Seller under, or result in or constitute a circumstance which, with or without notice or lapse of time or both, would constitute any of the foregoing under, any contract to which Parent or Seller is a party or by which the Parent or Seller or any of their respective assets or properties are bound; (iii) permit the acceleration of the maturity of any indebtedness secured by their respective assets or properties; or (iv) violate or conflict with any provision of any of the Certificate of Incorporation, charter, by-laws or similar organizational instruments of the Parent or Seller, respectively, and, in the case of the matters covered by subclauses (ii) and (iii) above, which could materially and adversely affect the ability of the Parent or Seller to consummate the transactions contemplated by this Agreement and the License Agreement.

            4.5 Pursuant to Section 4.13 of the Asset Purchase Agreement, the Company (IDENTIFIED IN THE PARAGRAPHS QUOTED DIRECTLY BELOW AS "SELLER") made the following representations and warranties:

                  "(a) Schedule 4.13 sets forth a list of all material inventions which are the subject of issued
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      letters patent or an application therefor and all material trademarks and service marks and material copyrights whether or not issued or registered or for which an application for issuance or registration is pending, in each case which are owned by Seller or used in the Business under license from others, specifying as to each, as applicable: (i) the nature of such Intellectual Property; (ii) the owner of such Intellectual Property;
      (iii) the jurisdictions by or in which such Intellectual Property has, to the best of Seller's knowledge, been issued or registered or in which an application for such issuance or registration has been filed, including the respective patent registration or application numbers, if available; and (iv) licenses, sublicenses and other agreements to which the Seller is a party and pursuant to which any person is authorized to use such Intellectual Property, and (v) contracts, agreements or understandings related to the Intellectual Property. Except as set forth in Schedule 4.13, the Seller has the exclusive right (subject to existing license agreements listed on schedules to this Agreement) to use the name "Farberware," and to the best of Seller's knowledge the other names listed on Schedule 4.13, in the manner, in the jurisdictions and for the purposes now being used by Seller and its licensees without infringing the rights of third parties.

                  "(b) Except as set forth on Schedule 4.13, the Seller (i) is not a party to any claim, suit, action or proceeding which involves a claim of infringement of any Intellectual Property, (ii) Seller does not have any knowledge of any infringement by any other person of any Intellectual Property, and (iii) there have been no claims made or proceedings instituted of which Seller is aware claiming that, and Seller has not received any notice that, any of the Intellectual Property is invalid, infringes or conflicts with the asserted rights of others. Except as disclosed on Schedule 4.13, no Intellectual Property is subject to any outstanding order, judgment, decree, stipulation or agreement restricting the use thereof by the Seller or restricting the licensing thereof by the Seller to any person. Buyer, Syratech and Lifetime acknowledge that from time to time the products of the Seller are sold and services of the Seller are rendered to customers whose purchase orders sometimes contain agreements under which the Seller may be required to defend, indemnify and hold the customer harmless against any charge of patent, trademark or copyright infringement and that the Uniform Commercial Code imposes a similar obligation where the products were and are made to the specifications of the customer. With the exception of the foregoing, and except as may be provided in items disclosed on Schedule 4.13, the Seller has not entered into any special agreement to indemnify
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      any other person against any charge of infringement of any patent, trademark, service mark or copyright of the Business."

            4.6 A true and correct copy of Schedule 4.13 to the Asset Purchase Agreement (as such schedule was corrected on April 2, 1996) is annexed to this Agreement as Exhibit D.

            4.7 Seller has not discovered (i) any material misstatement in the representations and warranties made by the Company as quoted above, (ii) any material misstatement in Schedule 4.13 to the Asset Purchase Agreement (as such schedule was corrected on April 2, 1996); and Seller has no reason to believe that any of such representations and warranties was materially false or misleading when made.

            4.8 Except as set forth in Sections 4.5, 4.6, and 4.7, Parent and Seller have not made any representations or warranties of any kind, express or implied, with respect to Intellectual Property or Intellectual Property Rights.

                                    ARTICLE V

                   Representations and Warranties of Purchaser

            The Purchaser hereby represents and warrants to the Parent and Seller that:

            5.1 Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation with all requisite corporate power and authority to own, lease and operate its businesses and properties and to carry on its business as presently conducted by it.
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            5.2 Purchaser has full corporate power and authority to enter into this Agreement and the License Agreement and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance by Purchaser of this Agreement and the License Agreement have been duly and validly approved by the board of directors of Purchaser and no other actions or proceedings on the part of the Purchaser are necessary to authorize this Agreement and the License Agreement and the transactions contemplated hereby and thereby. The Purchaser has duly and validly executed and delivered this Agreement. This Agreement constitutes, and, when executed and delivered, the License Agreement will constitute, legal, valid and binding obligations of the Purchaser, enforceable in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws in effect which affect the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies.

            5.3 Except for the applicable requirements of the HSR Act, no consent, authorization or approval of, filing or registration with, or cooperation from, any Governmental Authority or any other Person not a party to this Agreement is necessary in connection with the execution, delivery and performance by the Purchaser of this Agreement and the License Agreement and the consummation of the transactions contemplated hereby and thereby.
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            5.4 The execution, delivery and performance by the Purchaser of this
Agreement and the License Agreement do not and will not (i) violate any Law;
(ii) violate or conflict with, result in a breach or termination of, constitute a default or give any third party additional rights (including a termination right) under, permit cancellation of, result in the creation of any Lien upon any of the assets or properties of the Purchaser under, or result in or constitute any of the foregoing under, any contract to which the Purchaser is a party or by which the Purchaser or any of its assets or properties are bound;
(iii) permit the acceleration of the maturity of any indebtedness of the Purchaser or indebtedness secured by assets or properties; or (iv) violate or conflict with any provisions of the organization instruments of the Purchaser and, in the case of the matters covered by subclauses (ii) and (iii) above which could materially and adversely affect the ability of the Purchaser to consummate the transactions contemplated by this Agreement and the License Agreement.

                                   ARTICLE VI

                                    Covenants

            6.1 Reasonable Commercial Efforts. Upon the terms and subject to the conditions hereof, each of the Purchaser, the Parent and the Seller agrees to use all reasonable commercial efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective as promptly as
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practicable the transactions contemplated by this Agreement and the License
Agreement, including using all reasonable commercial efforts to fulfill or cause the fulfillment of the conditions to Closing. In case at any time after the Closing Date any further action is necessary or desirable to carry out the purposes of this Agreement and the License Agreement, the proper officers and directors of each party to this Agreement and the License Agreement shall take all such necessary action.

            6.2 Public Announcements. So long as this Agreement is in effect, the Purchaser, on the one hand, and the Parent and the Seller, on the other hand, shall not, and shall cause their affiliates not to, issue or cause the publication of any press release or any other announcement with respect to this Agreement or the License Agreement or the transactions contemplated hereby or thereby without the consent of the other party, except where such release or announcement, in the reasonable opinion of counsel to the disclosing party, is required by applicable law or pursuant to any listing agreement with, or the rules or regulations of, any national securities exchange on which securities of the Purchaser or the Parent are listed or traded; provided, however, that in no event shall any public announcement of this Agreement or the License Agreement, or of the transactions contemplated hereby or thereby, be made without prior notice and disclosure to, and discussion with, the Purchaser.
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            6.3 HSR Filings. As promptly as practicable after the execution of this Agreement, each party shall, in cooperation with the others, but at its own expense, file any reports or notifications and pay any fees that may be required to be paid by it under applicable law including filings under the HSR Act and shall furnish to the other all such information in its possession as may be necessary for the completion of the reports or notifications to be filed by the others. Each party shall promptly make any further filings pursuant thereto that may be necessary, proper or advisable.

            6.4 Certain Post-Closing Covenants by the Purchaser. The Purchaser agrees that, to the extent and so long as the Purchaser or one or more of its Affiliates (as defined in Rule 405 of the Securities Act of 1933) actively markets Cookware and Bakeware Products, the Purchaser shall sell to LHC, upon mutually agreed payment terms, solely for resale by it in Farberware Outlet Stores (i.e., outlet stores that sell only merchandise that is manufactured by or for Farberware (or its successors) or under Farberware Licenses (with the exception of limited sales of non-Farberware or Farberware-licensed products) such of the Cookware and Bakeware Products as are being so marketed by the Purchaser in such quantities (subject to availability) as LHC shall request solely for resale within Farberware Outlet Stores (and for no other purpose). The Purchaser agrees that the prices to be paid by LHC for such products shall be at least as low as the lowest prices being charged by the selling entity to any
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customer for the same products, regardless of volume, net of any rebates, discounts, allowances and commissions, if applicable, then being given to such customer in respect of such products pursuant to any purchase order placed by such customer within 60 days prior to the date on which LHC's order for the same products is placed. Except as otherwise herein specifically provided with respect to the quantities and pricing of Cookware and Bakeware Products to be sold by Purchaser to LHC, nothing in this Section 6.4 shall affect the Purchaser's right to establish (by agreement with LHC or otherwise) the terms (including timing and method of payment, delivery and shipping responsibilities, return policies, if any, advertising allowances, if any, etc.) upon which such products will be sold by Purchaser to LHC.

            6.5 Seller agrees that from and after the Closing Date, Seller will not use or permit others to use the tools and dies that were acquired from the Company and are now owned by Seller to manufacture Cookware and Bakeware Products that are identical in all respects with those Cookware and Bakeware Products that are currently being offered for sale by Seller or that were offered for sale by Seller's predecessors; provided, however, that the agreement set forth in the forepart of this Section 6.5 shall be inoperative so long as products are being manufactured under the MSA pursuant to the exercise prior to the date of this Agreement of Seller's rights under Section 2.A. of the MSA.
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            6.6 Prior to the Closing, Seller and Purchaser shall endeavor in good faith to reach agreement for the sale by Seller to Purchaser of those tools and dies that are owned by Seller and used for the making of plastic handles and knobs for pots and pot lids, respectively, at a price to be mutually agreed upon by Seller and Purchaser but not to exceed the greater of (i) Seller's cost therefor and (ii) the appraised value thereof.

            6.7 Pursuant to the Asset Purchase Agreement, Seller assumed certain obligations and liabilities with respect to warranties for replacement or repair of products manufactured or sold by the Company under warranties that were set forth on printed warranty forms issued by the Company. In addition, Seller has since April 2, 1996 issued certain warranties for the replacement or repair of products manufactured or sold by Seller in the course of its business since April 2, 1996. At the Closing, Seller and Purchaser shall enter into an agreement (which prior thereto shall be negotiated by the parties in good faith) pursuant to which claims with respect to warranties for replacement or repair of Cookware and Bakeware Products manufactured or sold by the Company or by the Seller shall be referred to Purchaser, and Purchaser shall (i) receive and process such claims and make all necessary repairs or issue such replacement products as may be required and (ii) for so doing, be reimbursed by Seller for Purchaser's actual direct costs, less all amounts tendered by
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customers in partial payment for any such repairs or replacements.

                                ARTICLE VII

                                Conditions

            7.1 Conditions to Each Party's Obligations. The respective obligations of each party hereto to effect the transactions specified in Article II shall be subject to there having been no order, statute, rule, regulation, executive order, stay, decree, judgment or injunction enacted, entered, promulgated or enforced by any court or governmental authority which prohibits or prevents the consummation of the transactions.

            7.2 Conditions to Obligation of the Purchaser. The obligation of the Purchaser to make the deliveries required to be made by it pursuant to Article VIII and to make the payment provided for in Section 2.2.2 shall be subject to the fulfillment at or prior to the Closing Date of the following additional conditions, any one or more of which may be waived by the Purchaser:

                       7.2.1 the Seller shall have performed in all material respects its obligations under this Agreement required to be performed on or prior to the Closing Date pursuant to the terms hereof.

                       7.2.2 the Purchaser shall have been furnished with a certificate, dated the Closing Date, executed by an officer of the Parent and the Seller certifying to the fulfillment of the conditions specified in Section 7.2.1;
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                       7.2.3 the Purchaser shall have been furnished with a
favorable opinion of the General Counsel to the Parent and the Seller, subject to customary qualifications and limitations, as to the due execution and delivery of this Agreement and the documents delivered by the Parent and the Seller at the Closing (including, without limitation, the License Agreement);

                       7.2.4 the waiting period under the HSR Act shall have expired or been terminated; and

                       7.2.5 the Seller shall have duly executed and have available for delivery to the Purchaser the License Agreement and other writings referred to in Section 2.1 and Article VIII.

            7.3 Conditions to Obligation of the Seller. The obligation of the Seller to deliver the License Agreement and other writings referred to in
Section 2.1 and Article VIII shall be subject to the fulfillment at or prior to the Closing Date of the following additional conditions, any one or more of which may be waived by the Seller:

                       7.3.1 the Purchaser shall have performed in all material respects its obligations under this Agreement required to be performed on or prior to the Closing Date pursuant to the terms hereof;

                       7.3.2 the Seller shall have been furnished with a certificate, dated the Closing Date, executed by an officer of the Purchaser, certifying to the fulfillment of the conditions specified in Section 7.3.1;
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                       7.3.3 the Seller and the Parent shall have been furnished
with a favorable opinion of counsel to the Purchaser, subject to customary qualifications and limitations, as to the due execution and delivery of this Agreement and the documents delivered by the Purchaser at the Closing;

                       7.3.4 the waiting period under the HSR Act shall have expired or been terminated;

                       7.3.5 LHC shall have given its consent to the transactions contemplated hereby; and

                       7.3.6 Purchaser shall have duly executed and shall have available for delivery to the Seller the License Agreement and other documents required by Article VIII to be delivered by Purchaser and shall have demonstrated to Seller's satisfaction that it is able and willing to make the payment required by Section 2.2.2.

                               ARTICLE VIII

                           Deliveries at Closing

            At the Closing, Seller shall deliver to Purchaser counterparts, duly executed by Seller, of (i) an absolute and irrevocable assignment (in the form annexed hereto as Exhibit F), of the rights of Seller (as exclusive licensor) in and to the Meyer Marketing License, (ii) the License Agreement provided for in
Section 2.1 (in the form annexed hereto as Exhibit C) and (iii) such other documents, instruments and papers, if any, as shall be necessary effectively to confer upon Purchaser the rights intended to be conferred upon Purchaser pursuant to Section 2.1 of this Agreement; and
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Purchaser shall (a) deliver to Seller duly executed counterparts of the documents referred to in clauses (i) and (ii) of the forepart of this sentence and (b) make payment of that portion of the purchase price provided for in
Section 2.2.2 in the manner provided in Section 2.2.

                                   ARTICLE IX

                           Termination and Abandonment

            9.1 Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing Date:

                  9.1.1 by mutual action of the Purchaser and the Seller;

                  9.1.2 by the Purchaser if (a) the Seller shall have breached or failed to perform any of its covenants contained herein, which breach or failure is not capable of remedy and which, if in existence immediately prior to the scheduled Closing, would permit the Purchaser to elect not to effect the transactions contemplated by this Agreement or (b) LHC shall have failed to consent to the transaction contemplated hereby;

                  9.1.3 by the Seller if the Purchaser shall have breached or failed to perform any of its covenants contained herein, which breach or failure is not capable of remedy and which, if in existence immediately prior to the scheduled Closing, would permit the Seller to elect not to effect the transactions contemplated by this Agreement;
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                  9.1.4 by the Purchaser or the Seller if a court of competent jurisdiction or other governmental body shall have issued an order, decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting the transaction;

                  9.1.5 by the Seller if the Purchaser and Seller have received a request for additional information under the HSR Act and neither the Purchaser nor the Seller shall have been informed by August 15, 1996 that no governmental body intends to seek an order restraining, enjoining or otherwise prohibiting the transaction; or

                  9.1.6 by the Purchaser or the Seller if the Closing Date shall not have occurred by August 31, 1996 for any reason other than the reason specified in Section 9.1.5.

            9.2 Procedure and Effect of Termination. In the event of termination and abandonment of the Acquisition by the Purchaser, on the one hand, or by the Seller, on the other hand, pursuant to Section 9.1, written notice thereof shall forthwith be given to the other parties hereto and this Agreement shall terminate (except as otherwise provided in Section 2.2.1), and the Acquisition shall be abandoned without further action by any of the parties hereto. If this Agreement is terminated as provided herein no party hereto shall (except as otherwise provided in Section 2.2.1), have any liability or further obligation to any other party under the terms of this Agreement except for willful breach by any party hereto.
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                                    ARTICLE X

                                  Miscellaneous

            10.1 Product Warranties; Product Liability Claims. Purchaser has not assumed, and shall have no legal responsibility for, warranties for replacement or repair of Cookware and Bakeware Products manufactured or sold by the Company or the Seller or their predecessors; provided, however, that if the parties reach an agreement as contemplated by Section 6.7, the rights and obligations of the parties with respect to such warranties shall be governed by such agreement. Moreover, Purchaser has not agreed to assume, and shall not be deemed to have assumed, responsibility for product liability claims in respect of those Cookware and Bakeware Products that were manufactured or sold by the Company or the Seller or their predecessors.

            10.2 Amendment and Modification. Subject to applicable law, this Agreement may be amended, modified or supplemented only by a written agreement signed by the parties hereto with respect to any of the terms contained herein.

            10.3 Waiver of Compliance; Consents. Any failure of the Purchaser, on the one hand, or the Parent and the Seller, on the other hand, to comply with any obligation, covenant, agreement or condition herein may be waived by the Purchaser or the Parent, respectively, only by a written instrument signed by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. Whenever this Agreement requires or permits consent by or on behalf of any party hereto, such consent shall be given in writing in a manner consistent with the requirements for a waiver of compliance as set forth in this Section 10.3.

            10.4 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered in person, by courier or registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                        if to the Purchaser, to it at:

                        Meyer Marketing Co. Ltd.
                        382 Kwun Tong Road
                        Kwun Tong, Kowloon, Hong Kong

                        Attn: Mr. C. K. Wong
                              Group Financial Controller

                        with copies to:

                        Meyer Corporation
                        601 Gateway Boulevard
                        Suite 1150
                        South San Francisco, California  94080
                        Attn:  Mr. Stanley K. Cheng,
                               Chairman

                        with a copy to:

                        Baker & McKenzie
                        805 Third Avenue
                        29th Floor
                        New York, New York 10022
                        Attn: Malcolm I. Ross, Esq.
                              Richard L. Nevins, Esq.

                        if to the Parent or the Seller, to
                        the Parent at:

                        Syratech Corporation
                        175 McClellan Highway
                        East Boston, MA 02128-9114
                        Attn: Mr. Leonard Florence,
                              Chairman of the Board,
                              President and Chief
                              Executive Officer

                        with copies to:

                        Faye A. Florence, Esq.
                        Vice President and General Counsel
                        Syratech Corporation
                        175 McClellan Highway
                        East Boston, MA 02128-9114

                  and

                        Paul, Weiss, Rifkind, Wharton
                          & Garrison
                        1285 Avenue of the Americas
                        New York, New York 10019-6064
                        Attn:  James L. Purcell, Esq.

            10.5 Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties provided that assignment of any rights under the License Agreement shall be governed by the terms of the License Agreement.

            10.6 Expenses. Whether or not the Acquisition is consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs or expenses, including, without limitation, its legal expenses.

            10.7 Governing Law. This Agreement shall be governed by the laws of the State of New York applicable to agreements made and to be performed entirely within such State.

            10.8 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            10.9 Entire Agreement. This Agreement, including the documents or instruments referred to herein, embodies the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, representations, warranties, covenants, or undertakings, other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

            10.10 No Third Party Beneficiaries. Except as otherwise provided in
Section 6.4, this Agreement is not intended to, and does not, create any rights or benefits in favor of any party other than the parties hereto.

            10.11 Facsimile Signatures. Delivery of a facsimile counterpart of one or more signature pages of this Agreement or the Guaranty annexed hereto as Exhibit G purporting to bear the signatures of one or more parties to this Agreement by counsel to the party or parties to this Agreement whose signature is, or whose signatures are, thus proffered shall suffice to evidence the due execution of this Agreement and/or of such Guaranty by such party or parties hereto or thereto.

            IN WITNESS WHEREOF, the Parent, the Seller and the Purchaser have each caused this Agreement to be signed by its duly authorized officer as of the date first above written.

                                          MEYER MARKETING CO. LTD.

                                          By _________________________
                                          Name:  Robert Rae
                                          Title: President

                                          SYRATECH CORPORATION

                                          By _________________________
                                          Name:  Leonard Florence
                                          Title: Chairman and
                                                 President

                                          FARBERWARE INC.
                                          (formerly known as Far-B
                                           Acquisition Corp.)

                                          By _________________________
                                          Name:  Leonard Florence
                                          Title: Chairman and
                                                 President

                                    EXHIBIT A

                  Definitions, Interpretation and Construction

                  1.1 Definitions. As used in the Agreement (as hereinafter defined) the following terms have the following meanings:

                           "Agreement" means the Agreement, dated as of May 3,
1996 by and among Syratech Corporation ("Parent"), Farberware Inc. (formerly known as Far-B Acquisition Corp.) ("Seller") and Meyer Marketing Co. Ltd. ("Purchaser") to which this Exhibit A is annexed.

                           "Asset Purchase Agreement" means the Asset Purchase
Agreement to which reference is made in the second recital to this Agreement.

                           "Company" has the meaning ascribed to it in the first
recital to the Agreement.

                           "Cookware and Bakeware Products" means non-electric
pots, pans, grills (other than outdoor grills and grills of the types pictured on pages 44 and 45 of LHC's Current Farberware Catalogue), griddles, kettles (but only those made of stainless steel, regular aluminum or anodized aluminum), woks, rotisseries (other than electrified or outdoor rotisseries), steamers and other vessels, containers, receptacles and devices (other than coffee urns) of all kinds and materials (including glass and ceramic cookware but EXCLUDING glass and ceramic bakeware or other food preparation items similar to those marketed, or generally known, as "Pyrex" products and ALSO EXCLUDING disposable cookware and bakeware products made from aluminum foil and/or similar materials) for use in the preparation of baked, barbecued, boiled, fried, grilled, roasted, steamed and other cooked foods at home (as distinguished from the commercial, industrial and/or institutional preparation thereof). Notwithstanding the foregoing limitations of the definition of "Cookware and Bakeware Products," such definition shall include commercial, industrial and institutional size pots, pans (including baking pans) and roasters and shall also include the non-electrified bodies of those frying pans, griddles and woks heretofore electrified by the Company and marketed by the Company as electric frying pans, electric griddles and electric woks; but nothing in this definition shall permit the holder of Cookware and Bakeware Products Rights to electrify any of such items or to market any electric frying pans, electric griddles, electric woks or any other Electric Products under the Farberware name and trademark.

                           "Cookware and Bakeware Products Rights" means all
rights to use and exploit the Farberware name and related trademarks in connection with the sourcing, manufacture and/or distribution of (i) Cookware and Bakeware Products for home (as distinguished from commercial, industrial and/or institutional) use and (ii) commercial, industrial and/or institutional size pots, pans (including baking pans) and roasters for commercial, industrial and/or institutional use, and include ownership of, and the rights of the Company and the Seller (including the right to receive royalties accruing after the Closing under the Agreement) under, or arising upon expiration of, the Meyer Marketing License; provided, however, that the word "devices" as used in the definition of "Cookware and Bakeware Products" shall not be deemed to confer upon the holder of the Cookware and Bakeware Products Rights any right to use and exploit the Farberware name and related trademarks in connection with the sourcing, manufacture and/or distribution of devices that are the same or similar to and intended for the same use as devices that are both (a) included in LHC's Current Farberware Catalogue, and (b) not included among devices that as of the date hereof are sourced, manufactured and/or distributed by the Seller and its predecessors and their licensees (other than LHC) pursuant to Existing Farberware Licenses; and provided, further, that the term "Cookware and Bakeware Products Rights" shall not include rights to use and exploit the Farberware name and related trademarks in connection with the sourcing, manufacture and/or distribution of Electric Products of any kind, it being understood and agreed that Seller is reserving to itself the right to use and exploit (directly or by assignment, licensing or otherwise) all Electric Products Rights, including rights to manufacture, source, market and otherwise exploit electrified versions of the frying pans, griddles and woks referred to in the final sentence of the definition of Cookware and Bakeware Products.

                           "Electric Products Rights" means rights to use and
exploit the Farberware name and trademark in connection with the sourcing, manufacture and/or distribution of "Electric Products," i.e., electrical items of all kinds (whether for home, commercial, industrial and/or institutional use and whether or not now invented or sold under the Farberware name), including, by way of illustration and without limitation, electric coffee makers, espresso machines, grinders of all kinds, juicers, mixers, blenders, food processors, deep fryers, corn poppers, toasters, toaster ovens, convection ovens, microwave ovens, hot plates, waffle and sandwich makers, bread makers, grills, griddles, frying pans, woks, warmers, can openers and other small electrical appliances, electric grooming aids, electric cleaning devices and other electric products of all kinds, excluding, however, electric pepper mills and major consumer appliances, such as refrigerators, clothes washers, clothes dryers, dishwashers and electric ranges.

                           "Existing Farberware Licenses" means Farberware
Licenses heretofore granted by the Company (or any predecessor of the Company) that are valid and subsisting and includes, without limitation, the license agreements identified on the schedule annexed to the Agreement as Exhibit E.

                           "Farberware Licenses" means licenses to manufacture
(and/or cause to be manufactured) and/or market products under and using the "Farberware" name and trademark and includes, without limitation, the Existing Farberware Licenses.

                           "Intellectual Property Rights" means all of the
rights of the Seller (which includes all of the rights owned by the Company and its subsidiaries immediately prior to the Closing under the Asset Purchase Agreement) in, and with respect to, the trademarks, trade names, service marks, copyrights (including applications for, rights to acquire and other rights with respect to, any of the foregoing), licenses, technology, know-how, trade secrets, franchises, authorizations (and all documentation relating to the foregoing) of the Seller (which includes all of the rights that were owned by the Company and its subsidiaries immediately prior to the Closing under the Asset Purchase Agreement) used or heretofore proposed to be used by the Seller or its predecessors in interest (including the Company and its subsidiaries) in connection with the Farberware Business, including, without limitation, (i) the name "Farberware" and (ii) the patents, trademarks and copyrights included in the Sale Assets to the extent that such patents, trademarks and copyrights were effectively conveyed to the Seller on the Purchase Date.

                           "Inventory" means all quantities of finished goods
inventories (including wrapped goods) of Cookware and Bakeware Products, but shall not include raw materials or work in process.

                           "LHC" means Lifetime Hoan Corporation, a Delaware
corporation.

                           "LHC's Current Farberware Catalogue" means the
catalogue bearing the front cover inscription "FARBERWARE(R) Cutlery Kitchen Tools Gadgets Cutting Boards BBQ Accessories," consisting of a front cover, a back cover, four pages (marked i through iv) listing style numbers and product descriptions, and fifty pages (numbered 2 through 51) of product pictures, and having on the back cover thereof the following information inter alia: Lifetime Hoan Corporation, Westbury, NY 11590 CAT. NO. ZYFW2CAT, which catalogue is currently being circulated by LHC.

                           "Lifetime License" means the License Agreement dated
December 14, 1989 between the Company and Lifetime Cutlery Corp., as supplemented by letter, dated November 16, 1990, on Farberware Inc. stationery, addressed to Mr. Jeff Siegel and signed by Kevin O'Malley, as the same may be or be deemed to be, amended or replaced pursuant to the Agreement, dated as of February 2, 1996, by and among Parent, LHC and Seller.

                           "Meyer Marketing License" means the License and
Distribution Agreement dated September 29, 1995 between the Company and Meyer Marketing Company, Ltd., as amended by supplemental letter of even date therewith.

                           "Parent" has the meaning ascribed to that term in the
definition of Agreement.

                           "Person" means any individual, corporation,
partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, governmental body or other entity.

                           "Purchase Date" means April 2, 1996, i.e., the date
on which the purchase of the Sale Assets from the Company was completed.

                           "Purchaser" has the meaning ascribed to that term in
the definition of Agreement.

                           "Sale Assets" means all Assets (as defined in the
Asset Purchase Agreement) that were conveyed to Seller pursuant to Section 1.1 of the Asset Purchase Agreement.

                           "Seller" has the meaning ascribed to that term in the
definition of Agreement.

                  1.2 Interpretation. In the Agreement, unless a clear contrary intention dictates otherwise:

                           1.2.1 the singular number includes the plural number
and vice versa;

                           1.2.2 reference to any Person includes such Person's
successors and assigns but, if applicable, only if such successors and assigns are permitted by the terms of the applicable agreement; and reference to a Person in a particular capacity excludes such Person in any other capacity or individually;

                           1.2.3 reference to either gender includes the other
gender;

                           1.2.4 reference to any agreement (including the
Agreement and the Exhibits and Schedules attached thereto), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms of the Agreement;

                           1.2.5 reference to any Law means as amended,
modified, codified, replaced or re-enacted, in whole or in part, and in effect on the date of the Agreement, including rules, regulations, enforcement procedures and any interpretations promulgated thereunder;

                           1.2.6 reference to any Article, Section, subsection,
clause, Exhibit or Schedule means such Article, Section, subsection or clause of the Agreement or Exhibit or Schedule thereto;

                           1.2.7 "herein," "hereunder," "hereof," "hereto" and
words of similar import shall be deemed references to the Agreement as a whole and not to any particular Article, Section, subsection, clause, Exhibit or Schedule attached thereto;

                           1.2.8 "including" (and with correlative meaning
"include") means including without limiting the generality of any description preceding such term; and

                           1.2.9 the headings contained in the Agreement
(including the Exhibits and Schedules attached thereto) are for reference purposes only and shall not affect in any way the meaning or interpretation of the Agreement.

                  1.3 Construction. The parties have participated jointly in the negotiation and drafting of the Agreement directly and through their respective counsel, i.e. Paul, Weiss, Rifkind, Wharton & Garrison, on behalf of Parent and Seller, and Baker & McKenzie, on behalf of Purchaser. In the event an ambiguity or question of intent or interpretation arises, the Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of the Agreement.

                                    EXHIBIT C


                                LICENSE AGREEMENT


                  LICENSE AGREEMENT, dated as of            , 1996 (the
"Effective Date"), by and between FARBERWARE INC. (formerly known as Far-B Acquisition Corp.), a Delaware corporation (the "Licensor") and an indirect wholly-owned subsidiary of Syratech Corporation, a Delaware corporation (the "Parent"), and MEYER MARKETING CO. LTD., a British Virgin Islands corporation (the "Licensee").

                  WHEREAS, Licensor has acquired and owns certain trademarks, patents and copyrights relating to Cookware and Bakeware Products as defined herein, as well as to other products; and

                  WHEREAS, the Licensor wishes to grant, and the Licensee wishes to receive, a license under certain trademarks, patents and copyrights relating to Cookware and Bakeware Products, all upon the terms and subject to the conditions set forth herein.

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and of other good and valuable consideration, each to the other in hand paid, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                  Definitions, Interpretation and Construction

                  The capitalized terms used in this License Agreement are defined, and the rules governing the interpretation and construction of this License Agreement are set forth, in Schedule I annexed hereto; and the text and provisions of said Schedule I are incorporated herein by reference as though set forth at length in this Article I.


                                   ARTICLE II

                                Grant of Licenses

                  2.1 Licensor hereby grants to Licensee for the period from the Effective Date until Termination in accordance with Article XIII below:

                           2.1.1 The exclusive right and license to use and
exploit throughout the World (except as hereinafter provided) the Farberware name and related trademarks in connection with the sourcing, manufacture and/or distribution of (i) Cookware and Bakeware Products for home (as distinguished from commercial, industrial and/or institutional) use and (ii) commercial, industrial and institutional size pots, pans (including baking pans) and roasters for commercial, industrial or institutional use; provided, however, that the word "devices" as used in the definition of "Cookware and Bakeware Products" shall not be deemed to confer upon Licensee any right to use and exploit the Farberware name and related trademarks in connection with the sourcing, manufacture and/or distribution of devices that are the same or similar to and intended for the same use as devices that are both (a) included in LHC's Current Farberware Catalogue, and (b) not included among devices that as of the date hereof are sourced, manufactured and/or distributed by the Licensor and its predecessors and their licensees (other than LHC) pursuant to Existing Farberware Licenses; and provided, further, that the rights conferred by this
Section 2.1.1 shall not include rights to use and exploit the Farberware name and related trademarks in connection with the sourcing, manufacture and/or distribution of Electric Products of any kind, it being understood and agreed that Licensor is reserving to itself the right to use and exploit (directly or by assignment, licensing or otherwise) all Electric Products Rights, including rights to manufacture, source, market and otherwise exploit electrified versions of the frying pans, griddles and woks referred to in the final sentence of the definition of Cookware and Bakeware Products.

                           2.1.2 The exclusive right and license to use and
exploit those specific Intellectual Property Rights that were acquired by Licensor pursuant to the Asset Purchase Agreement and that are listed on
Schedule II annexed hereto, such specific Intellectual Property Rights, together with such registrations thereof as may hereafter be effected in additional countries in accordance with Section 5.2 solely for Cookware and Bakeware Products, being herein collectively called "Schedule II Rights."

                           2.1.3 The non-exclusive right to use and exploit so
much of the other Intellectual Property Rights acquired by the Licensor pursuant to the Asset Purchase Agreement (including, without limitation, such of the Intellectual Property Rights listed on Schedule III annexed hereto as were so acquired by Licensor but are not listed on Schedule II) as (i) have heretofore been used or exploited by the Licensor or its predecessors in connection with the sourcing, manufacture and distribution of Cookware and Bakeware Products and which Licensor shall have identified as such, and (ii) may be used and exploited without violating the rights of third parties, including, without limitation, the rights of parties to the Existing Farberware Licenses and the Lifetime License, such non-exclusive Intellectual Property Rights, together with such registrations thereof as may hereafter be effected in additional countries in accordance with Section 5.2 not solely for Cookware and Bakeware Products, being herein collectively called "Schedule III Rights."

                  2.2 Licensor reserves unto itself all other rights in and to the Intellectual Property. Without limiting the generality of the next preceding sentence and notwithstanding the grant of rights made to Licensee pursuant to
Section 2.1, Licensor and Parent shall have the right at any time and from time to time to sell any and all Inventory owned by Licensor or Parent at the time of the Closing under the Agreement or that Licensor is thereafter required to purchase under the MSA (including Inventory required to be purchased pursuant to Licensor's exercise prior to the date of the Agreement of Licensor's option under Section 2.A of the MSA to extend the initial Production Period), and all returns thereof. Notwithstanding the grants of trademark and other intellectual property rights being made to Licensee pursuant to Section 2.1, (i) Parent and Licensor shall each have the right and license (so long as either of them owns any Inventory acquired from the Company or returned by customers) to use and exploit (and to authorize their customers to use and exploit in connection with resale of the Inventory) all of the Intellectual Property Rights that have at any time been used or exploited by the Licensor or the Company or others in the marketing of Inventory and (ii) the Company has a continuing royalty free license to use the name Farberware in connection with (and only in connection with) the sale in Australia of finished goods Inventory located in Australia on the Purchase Date.


                                   ARTICLE III

                Ownership and Use of Intellectual Property Rights

                  3.1 Licensee acknowledges Licensor's exclusive ownership of the Intellectual Property Rights, including any and all trademarks, service marks, copyrights and patents listed on Schedule III, and agrees that it will do nothing inconsistent with such ownership.

                  3.2 Licensee acknowledges and agrees that all of the Intellectual Property Rights and the goodwill pertaining to the Intellectual Property Rights is vested in Licensor. Licensor agrees to record this License Agreement and/or to register Licensee as a user of the Intellectual Property Rights licensed hereby with appropriate government authorities and to execute all further lawful documents necessary to effect the terms of this License Agreement in various countries in a manner that will preserve the ownership rights of Licensor therein; and Licensee agrees to assist Licensor in so doing. If, after being requested to do so by Licensee, Licensor shall for any reason fail to record this License Agreement, or, alternatively, to register Licensee as a user of the Intellectual Property Rights licensed hereby with appropriate government authorities, or otherwise fail to make other necessary filings hereunder, Licensee shall have the right, on notice to Licensor, to do so; and in such event Licensor shall cooperate with Licensee in the exercise of such right.

                  3.3 Licensee agrees to follow the instructions of Licensor for proper use of the Intellectual Property Rights licensed hereby in order that protection and/or registrations therefor may be obtained or maintained. Licensee agrees that, except as specifically provided in Article II, nothing in this License Agreement shall give Licensee any right, title or interest in or to any of the Intellectual Property Rights licensed hereby including (i) the vesting of ownership of the Intellectual Property Rights in Licensee, (ii) the vesting of secondary meaning rights to the Intellectual Property in Licensee, or (iii) the loss by Licensor of any of its rights in and to the Intellectual Property reserved to Licensor herein (including rights of reverter which are hereby so reserved) other than the right and license to exercise Intellectual Property Rights in accordance with, and subject to the terms and conditions of, this License Agreement. Licensee further agrees that it will not attack the title of Licensor to any of the Intellectual Property Rights, or attack the validity of the Intellectual Property Rights, or attack the validity of this License Agreement.


                                   ARTICLE IV

                          Quality Standards and Control

                  4.1 Licensor acknowledges that adherence to high standards of quality, safety, style and appearance in the manufacture and distribution of Cookware and Bakeware Products is imperative to preservation of the integrity and value of the Farberware name, related trademarks and associated good will; and Licensee undertakes and agrees that all Cookware and Bakeware Products manufactured and distributed by Licensee using the Farberware name and related trademarks shall (i) comply with applicable laws and regulations and (ii) conform to standards of quality, safety, style and appearance at least equal to those standards that have heretofore applied to first quality Cookware and Bakeware Products manufactured and distributed by the Company, which the parties agree are acceptable standards. The Licensee further agrees that Licensor shall have the right to assure itself that the Licensee is complying with the standards set forth in this Section 4.1 either by means of the procedure set forth in Section
4.2 ("Prior Approval") or by means of the procedure set forth in Section 4.3 ("Post Production Review"), the choice of procedure to be chosen by the Licensee in the Licensee's sole and absolute discretion.

                  4.2 If Licensee chooses to seek Prior Approval of a Cookware or Bakeware Product, Licensee will initially forward to Licensor a prototype sample ("Initial Sample") thereof. Upon receipt of Licensor's approval of the Initial Sample, Licensee will produce a production sample. Licensee agrees to test such Cookware and Bakeware Product before production of said product in Licensee's own laboratory and to submit written results of such test along with a sample ("Approval Sample") of the Cookware and Bakeware Product so tested to Licensor. Licensor may, for any reason, submit any such Approval Sample to an independent laboratory for testing. All costs, fees and expenses associated with the testing by the independent laboratory will be borne by the Licensee. Licensor agrees to inspect expeditiously each such Approval Sample and to notify Licensee of its approval within fifteen (15) days of receipt, and if not approved, to advise Licensee, in writing, of any and all corrections reasonably required in order for it to be approved. The quality of each Cookware or Bakeware Product offered for sale by Licensee shall be in conformity with the

Approval Sample thereof. If Licensor does not so respond within thirty (30) days, the Approval Sample shall be deemed approved by Licensor. The cost of all Approval Samples, including any and all shipping charges, shall be borne exclusively by Licensee. Licensor shall be entitled from time to time to inspect random samples (which Licensee agrees to make available at no charge to Licensor) from the production stock of Cookware and Bakeware Products that received Prior Approval to confirm that production stock of such products substantially conforms with the Approval Samples thereof. Production samples of any Cookware or Bakeware Products that conform to the Approval Samples thereof shall be deemed to meet the standards required by Section 4.1.

                  4.3 If Licensee elects not to pursue prior approval of any Cookware or Bakeware Product in accordance with Section 4.2 above, Licensee shall be deemed to have opted for Post Production Review of such product, and Licensee may proceed with the production and marketing of such Cookware or Bakeware Product so long as Licensee determines in good faith that such product conforms to the standards required by Section 4.1. Prior to or contemporaneously with Licensee's first commercial sale of any Cookware or Bakeware Product for which Licensee did not seek Prior Approval in accordance with Section 4.2, Licensee shall provide Licensor with written notice of Licensee's introduction of such Cookware or Bakeware Product. Licensee agrees to make available to Licensor at no charge such samples of each of the Cookware and Bakeware Products produced by Licensee as Licensor may from time to time reasonably request for the purpose of testing such products for compliance with applicable laws and regulations, and to enable Licensor to determine whether such products comply with the standards specified in Section 4.1 above. If Licensor thereafter determines in Licensor's reasonable discretion (which shall not be arbitrarily or capriciously exercised) that any Cookware or Bakeware Product not previously approved in writing (except as otherwise provided in the penultimate sentence of Section 4.2) does not comply with applicable laws and regulations or meet the quality standards required by
Section 4.1, Licensor shall have the right (which shall be exercised reasonably and, if challenged by Licensee, shall be subject to the Dispute Resolution procedures set forth in Article XV) by written notice to Licensee to order that such product be withdrawn from the market immediately. A failure promptly to comply with any such order that is not challenged or, if challenged, is upheld will be deemed to be a breach of this License Agreement.

                  4.4 Licensee agrees to permit Licensor upon reasonable request to inspect Licensee's manufacturing operations and testing records (and those of Licensee's suppliers) for the Cookware and Bakeware Products.

                  4.5 Any modification of any Cookware or Bakeware Product, including change of materials, design or size shall be treated as if it were a new product.

                  4.6 Licensee acknowledges that adherence to high standards of quality, style and appearance in the packaging and advertising (including any printed materials) of Cookware and Bakeware Products or in related uses of the Farberware name, logo or related trademarks in any form or manner whatsoever (collectively, "Packaging and/or Promotional Materials") is essential to preservation of the integrity and value of the Farberware name, related trademarks and associated good will; and

Licensee undertakes and agrees that all Packaging and/or Promotional Materials using the Farberware name, logo or related trademarks shall conform to standards of quality, style and appearance at least equal to those standards that (i) have heretofore applied in the packaging and marketing of first quality Cookware and Bakeware Products manufactured and distributed by the Company or, alternatively,
(ii) have applied, or from time to time hereafter may be applied, to the packaging and marketing of high-grade Cookware and Bakeware Products manufactured and distributed by the Licensee under its own name or that of Meyer Corporation; and the parties agree that adherence to either of those standards shall be, and be deemed to be, adherence to an acceptable standard. The Licensee further agrees that Licensor shall have the right to assure itself that the Licensee is adhering to a standard permitted by this Section 4.6 either by means of the procedure set forth in subsection 4.6.1 ("Prior Approval"), or by means of the procedure set forth in subsection 4.6.2 ("Post-Utilization Review"), the choice of procedure to be made by Licensee in Licensee's sole and absolute discretion.

                           4.6.1 If Licensee chooses to seek Prior Approval of
any Packaging and/or Promotional Materials, Licensee shall submit samples (hereinafter referred to as "Print Samples") of such Packaging and/or Promotional Materials to Licensor for approval prior to use thereof. Licensor agrees expeditiously to inspect such Print Samples and to notify Licensee of its approval within 15 days of receipt and, if not approved, to advise Licensee in writing of any and all changes reasonably required in order for them to be approved. The quality of the Packaging and/or Promotional Materials utilized by Licensee shall be in conformity with the Print

Samples. If Licensor does not so respond within 30 days, the Print Samples shall be deemed approved by the Licensor. The cost of all Print Samples, including any and all shipping charges, shall be borne exclusively by Licensee.

                           4.6.2 If Licensee elects not to pursue Prior Approval
of any Packaging and/or Promotional Materials in accordance with subsection
4.6.1 above, Licensee shall be deemed to have opted for Post-Utilization Review of such Packaging and/or Promotional Materials, and Licensee may proceed with use thereof so long as Licensee determines, in good faith, that such Packaging and/or Promotional Materials conform to a standard permitted by the introductory part of this Section 4.6. Prior to or contemporaneously with Licensee's first public use of any Packaging and/or Promotional Materials for which Licensee did not seek Prior Approval in accordance with subsection 4.6.1, Licensee shall provide Licensor with written notice of Licensee's utilization thereof, and, if requested to do so by Licensor, shall make available to Licensor at no charge, Print Samples of such Packaging and/or Promotional Materials for the purpose of enabling Licensor to determine whether such Packaging and/or Promotional Materials comply with a standard permitted by the forepart of this Section 4.6. If Licensor thereafter determines in Licensor's reasonable discretion (which shall not be arbitrarily or capriciously exercised) that the Packaging and/or Promotional Materials that were not previously approved do not comply with a standard permitted by the introductory part of this Section 4.6, Licensor shall have the right (which shall be exercised reasonably and, if challenged by Licensee, shall be subject to the dispute resolution procedures set forth in
Article XV), by written notice to Licensee, to order that use of such Packaging and/or

Promotional Materials be discontinued immediately. The failure promptly to comply with any such order that is not challenged, or, if challenged, is upheld, will be deemed to be a breach of this License Agreement.

                  4.7 If Licensee at any time desires to have any Cookware or Bakeware Products or components thereof manufactured by a third party and if any such third party manufacturer utilizes the Licensed Intellectual Property Rights for any unauthorized purpose, Licensee shall cooperate fully in bring such utilization to an immediate halt. If as a result of the activities of any such third party manufacturer, Licensor is subjected to any penalty or expense, Licensee will on demand fully compensate Licensor for any cost or loss Licensor sustains.

                  4.8 All complaints concerning any Cookware or Bakeware Products or any of the Intellectual Property Rights, which are received, either directly or indirectly, by the Licensee and which could reasonably be expected to result either in litigation against the Licensor or, alternatively, in a discernible diminution in the value of any of the Intellectual Property Rights, shall be promptly forwarded by the Licensee to the Licensor.

                  4.9 All returns of Cookware or Bakeware Products sold by Licensee under this License Agreement shall be directed to Licensee. In the event that any Cookware or Bakeware Products sold by Licensee are returned to Licensor by consumers, Licensee shall reimburse Licensor for Licensor's actual costs of handling and shipping the same via United Parcel Service to Licensee. In the event that any Cookware or Bakeware Products sold by Licensor are sent to Licensor by distributors, merchants or wholesalers, Licensor shall decline to accept delivery thereof and cause such products to be returned to the distributors, merchants or wholesalers from whom they were sent, together with instructions to deal with the Licensee with respect to any proposed return of products manufactured by it.


                                    ARTICLE V

                          Trademarks and Service Marks

                  5.1 Except with the written consent of Licensor, neither Licensee nor any of its subsidiaries or affiliates will register or attempt in any country to register any of the Licensed Intellectual Property Rights (including any Marks), or any word, symbol or design which is so similar thereto as to suggest association with or sponsorship by Licensor. In the event of breach of the foregoing, Licensee agrees, at its expense and at Licensor's request, immediately to terminate the unauthorized registration activity, and promptly to execute and deliver, or cause to be delivered, to Licensor such assignments and other documents as Licensor may require to transfer to Licensor all rights to the Marks or other Intellectual Property, registrations and applications involved.

                  5.2 Licensee shall not use or exercise any Licensed Intellectual Property Rights (including the right to use any trade name, trademark or service mark) granted by this License Agreement in any country unless or until an application has been filed for the relevant Licensed Intellectual Property Right to be duly registered in such country by Licensor. Licensor shall promptly file applications for such registration upon request by Licensee at Licensee's expense. If Licensor shall for any reason fail to file any such application within a reasonable time after being requested to do so, Licensee shall have the right, on notice to Licensor, to make such filing; and in such event Licensor shall cooperate with Licensee in the exercise of such right. Licensor may determine whether or not to seek registration of any Intellectual Property Right solely for Cookware and Bakeware Products or for additional categories as well. Applications and registrations of Licensed Intellectual Property Rights solely for Cookware and Bakeware Products shall be Schedule II Rights for purposes of this License Agreement. Applications and registrations of Licensed Intellectual Property Rights not solely for Cookware and Bakeware Products shall be Schedule III Rights for purposes of this License Agreement.

                  5.3 Licensee shall also provide Licensor with specimens of use of the Licensed Intellectual Property Rights necessary for filing trademark applications, statements of use, renewals of registration and other such registration documents in timely fashion upon request.

                  5.4 Licensee agrees that it shall affix to every item and package of the Cookware and Bakeware Products a notice to indicate the rights of Licensor in the Licensed Intellectual Property Rights, including registration status of the Licensed Marks, and that the Cookware and Bakeware Products are manufactured and sold pursuant to a license from Farberware Inc.


                                   ARTICLE VI

                          Patent and Copyright Marking

                  6.1 At all times from the Effective Date and until termination of the patents, Licensee shall affix to Cookware and Bakeware Products a statement, identifying each applicable United States Patent, substantially in the following form: "Licensed under United States Patent No. _______."

                  6.2 At all times from the Effective Date and until termination of the copyrights, Licensee shall affix to all copies of copyrighted materials including copyrighted designs and related documentation, or portions thereof, made or used by Licensee hereunder, a copyright notice in either of the following forms: "Copyright [year], Farberware Inc. All Rights Reserved." or (C) [year], Farberware Inc. All Rights Reserved." The notice shall be affixed to all copies or portions thereof in such manner and location as to give reasonable notice of Licensor's claim of copyright.


                                   ARTICLE VII

                            Reimbursement by Licensee

                  Licensee shall reimburse Licensor for all official fees and attorney's fees in connection with renewal, maintenance, application for registration, license recordal, user registration and other fees pertaining to the Intellectual Property Rights licensed hereunder, including the Licensed Marks, patents and copyrights, and shall reimburse Licensor for all license recordal, user, registration and other fees necessary, in the view of Licensor, for Licensee to exercise the licenses and rights granted in this License Agreement for the manufacture, sourcing, and exploitation of Cookware and Bakeware Products. Notwithstanding the foregoing sentence of this Article VII, if any renewal, maintenance, application for registration, license recordal, user registration or other fees and related expenses (collectively "Maintenance Charges") are incurred in connection with the use of an Intellectual

Property Right by, or the protection of such Intellectual Property Right for, Licensee and other lawful users of such Intellectual Property Right (including Licensor), such maintenance charges shall be apportioned among the users of such Intellectual Property Right (including Licensee and Licensor) in accordance with their comparative usage and enjoyment of the benefits thereof.


                                  ARTICLE VIII

                                 Indemnification

                  8.1 Licensee shall exonerate, indemnify and hold harmless Licensor and the other Indemnified Parties at all times from and after the Effective Date against all claims, liabilities (including settlements entered into in good faith with Licensee's consent, not to be unreasonably withheld) and expenses (including reasonable attorneys' fees, disbursements and other charges) arising out of Licensee's activities hereunder, or out of any defect (whether obvious or hidden and whether or not present in any sample approved by Licensor) in any Cookware or Bakeware Products, or arising from personal injury, or property damage, or any infringement of any rights of any other person by the manufacture, sale, possession or use of any Cookware or Bakeware Products, or their failure to comply with applicable laws, regulations and standards. Without limiting the generality of the foregoing, Licensee agrees to exonerate, indemnify and hold Licensor, Parent and their respective officers, directors and employees, harmless of, from and against any liability or expense arising from any claim that the Cookware and Bakeware Products or the use of the Intellectual Property Rights on or in connection with the Cookware and

Bakeware Products hereunder or any packaging, advertising or promotional material infringes on any patent, copyright or trademark right of any third party or otherwise constitutes unfair competition by reason of any prior rights acquired by such third party. The Indemnified Parties hereunder shall include Parent and Licensor and their respective officers, directors, employees and agents.

                  8.2 No warranty or indemnity is given by Licensor with respect to any liability or expense arising from any claim that use of any of the Intellectual Property Rights on or in connection with any of the Cookware and Bakeware Products hereunder or any packaging, advertising or promotional material infringes on any trademark right of any third party or otherwise constitutes unfair competition by reason of any prior rights acquired by such third party other than rights acquired from Licensor. It is expressly agreed that it is Licensee's responsibility to carry out such investigations as it may deem appropriate to establish that all Cookware and Bakeware Products, packaging, promotional and advertising material, which are manufactured or created hereunder, including any use made of the Intellectual Property Rights therewith, do not infringe such rights of any third party, and Licensor shall not be liable to Licensee if such infringement occurs.


                                   ARTICLE IX

                                    Insurance

                  9.1 To assure the exoneration and indemnification provided for in Section 8.1, Licensee shall, at Licensee's expense, obtain product liability insurance with respect to Licensed Products sold hereunder in the following amounts:

         $1,000,000        -        for injury to one person
         $3,000,000        -        for injury to two or more persons
         $1,000,000        -        for damages to property
         $5,000,000        -        umbrella

The insurance obtained by Licensee shall be in form and with insurers reasonably acceptable to Licensor, and shall provide coverage for Licensor as an additional insured. Upon the execution of this License Agreement, Licensee shall submit to Licensor original or duplicate policies of insurance or certificates of the insurers showing such insurance in effect, which policies or certificates shall provide that the insurer shall provide to Licensor written notice of alteration or cancellation of the insurance policy at least thirty (30) days prior to such alteration or cancellation of the insurance policy. Licensor shall indemnify Licensee from and against any claim that Licensee is not entitled to use the Licensed Intellectual Property Rights pursuant to this License Agreement because such use allegedly infringes on the rights of any third party granted to such third party by Licensor.

                  9.2 If available, Licensor shall purchase, at Licensor's expense (subject to the limitation hereinafter stated), an insurance policy insuring Licensee for a term of six years against all loss, liability or expense (including reasonable attorneys' fees, disbursements and other charges), which exceeds a specified deductible amount that is no greater than the deductible amount applicable under Licensee's own present product liability insurance policy and which shall have been incurred by Licensee as a result of product liability claims hereafter asserted against Licensee in respect of Cookware and Bakeware Products that were manufactured and sold by Licensor or U.S. Industries, Inc. or Hanson Industries, Plc. The aggregate amount of the premiums that Licensor shall be required to pay for such coverage over the six year period shall not exceed One Hundred Thousand Dollars ($100,000). If such insurance coverage cannot be obtained at any price, Licensor's obligation to obtain such coverage shall be void. If such insurance coverage can be obtained but the cost thereof over the six year period would exceed One Hundred Thousand Dollars ($100,000), Licensee shall have the option to contribute the difference between the cost of such coverage and One Hundred Thousand Dollars or accept lesser coverage or a shorter term or a combination of any thereof. Licensor shall have no other obligation or liability to Licensee for product liability claims in respect of Cookware and Bakeware Products manufactured or sold by the Licensor and/or its predecessors.


                                    ARTICLE X

                         Limitation of Licensor's Rights

                  Except as otherwise provided in Section 2.2, Licensor shall not use the Cookware and Bakeware Products Rights (as defined in the Agreement) for itself on Cookware and Bakeware Products during the Term. Licensor shall not license any other party to use the Cookware and Bakeware Products Rights on Cookware and Bakeware Products during the Term.

                                   ARTICLE XI

                                Royalty Payments

                  On or before April 1 of each year during the Term, Licensee shall pay to Licensor the sum of One Dollar (U.S. $1.00) in return for the continuing license granted to Licensee herein.


                                   ARTICLE XII

                      Unlicensed Use of Licensed Materials

                  12.1 Licensee agrees that it will not use the Licensed Intellectual Property Rights in any way other than as herein authorized.

                  12.2 Licensee agrees to give Licensor prompt written notice of any unlicensed use by third parties of Licensed Intellectual Property Rights, and Licensee will not, without Licensor's written consent, bring or cause to be brought any criminal prosecution, lawsuit or administrative action for infringement, interference with or violation of any Licensed Intellectual Property Rights. Licensee agrees to cooperate with Licensor and, if necessary, to be named by Licensor as a sole complainant or co-complainant in any action against an infringer of the Licensed Intellectual Property Rights, and, notwithstanding any right of Licensee to recover same, legal or otherwise, Licensee agrees to pay to Licensor, and hereby waives all claims to, all damages or other monetary relief recovered in such action by reason of a judgment or settlement (other than for reasonable expenses incurred at Licensor's request, including reasonable attorney's fees, if Licensor has requested Licensee to retain separate counsel), whether or not such damages or other monetary relief, or any part thereof, represent or are intended to represent injury sustained by Licensee as a licensee hereunder.


                                  ARTICLE XIII

                                   Termination

                  13.1 Basic Term. Unless previously terminated, the term of this License Agreement ("Term"), and the licenses granted herein, shall continue from the Effective Date to April 30, 2196 (the "Expiration Date") and the licenses under each of the Copyrights and Patents shall continue from the Effective Date to the expiration of the term of such Copyright or Patent or any renewal or extension thereof.

                  13.2 Termination. All of the rights and licenses granted by this License Agreement shall terminate upon a material breach by Licensee of any of the material terms and conditions of this License Agreement, which, after due notice of same from Licensor, remains uncured for a period of 180 days if it is determined in an arbitration proceeding conducted in accordance with Section
15.3 that such breach cannot be redressed by the payment of money damages alone and is so egregious as to warrant forfeiture of the rights and license granted to Licensee hereunder.


                                   ARTICLE XIV

                              Effect of Termination

                  14.1 Upon termination of the licenses granted in this License Agreement, Licensee agrees, except as otherwise provided in Section 14.2, immediately to discontinue all use of the Licensed Intellectual Property Rights, including all use of any terms confusingly similar to the Licensed Marks, to cooperate with Licensor or its appointed agent to apply to the appropriate authorities to cancel recording of this License Agreement and all related agreements from all government records, to destroy all printed materials bearing any of the Licensed Marks, and that all rights in the Licensed Intellectual Property Rights and the good will connected therewith shall remain the property of Licensor.

                  14.2 Upon termination of this License Agreement, Licensee shall have the right to sell, for a period of twelve (12) months thereafter, any Cookware and Bakeware Products on-hand or in the process of manufacture, provided that Licensee shall be bound by all other obligations imposed upon it pursuant to this License Agreement. Thereafter, all unsold inventory of Cookware and Bakeware Products must either be (i) reworked to change its appearance or
(ii) destroyed. In no case may the inventory be "dumped" or sold below manufactured costs. The sell-off period provided for under this Section 14.2 shall not apply unless Licensee maintains the insurance coverage required under
Article IX of this License Agreement throughout such period.

                  14.3 Effective immediately upon any termination prior to expiration of the Term specified in Section 14.1 hereof, Licensee shall grant to Licensor a royalty-free, paid-up, irrevocable, nonexclusive worldwide license for all rights of Licensee in, to and under patents and copyrights owned by, licensed to, or otherwise lawfully employed by, Licensee in the exercise of the rights granted under this License Agreement to use and exploit the Intellectual Property Rights in connection with Cookware and Bakeware Products.

                                   ARTICLE XV

                               Dispute Resolution

                  15.1 Controversies between Licensor and Licensee shall be resolved, to the extent possible, by informal meetings and discussions in good faith between the parties. Such meetings and discussions shall, upon commencement, occur daily for three consecutive days and for at least two hours each day.

                  15.2 If a dispute between the parties cannot be resolved by informal meetings and discussions within five days after commencement thereof, either party to this License Agreement may elect to exercise its right to require mediation at New York, NY of the dispute. During mediation, the parties agree to negotiate in good faith as to the matter submitted to mediation. In such event, the parties shall either: (i) appoint a single mediator if they can agree on one mediator; or (ii) if the parties cannot agree on a single mediator, each appoint one mediator, and the two mediators shall appoint a third mediator. No mediator shall be an employee, officer, Board member, consultant, supplier or customer, or otherwise affiliated with a party to this License Agreement and shall be reasonably qualified to act as a mediator with respect to the negotiation of agreements similar to this License Agreement. Each party shall share equally in the out-of-pocket costs for mediation; provided that the mediators shall be empowered to require one party to pay more than one half of the expenses if the mediators determine that such party is not negotiating in good faith in the mediation process. Each party agrees to comply with all decisions, directions, instructions and procedures made or established in good faith by the mediator(s). Any mediated resolution between the parties shall be as consistent as is practical with the existing agreements between the parties and shall not serve to modify, amend or otherwise change their respective rights and obligations under such existing agreements.

                  15.3 If the parties are unable to resolve a controversy pursuant to Section 15.2 within fifteen (15) days after commencement of mediation proceedings, the dispute shall be settled by binding arbitration, and a corresponding judgment may be entered in a court of competent jurisdiction. Arbitration of any dispute may be initiated by one party by sending a written demand for arbitration to the other party. This demand will specify the matter in dispute and request the appointment of an arbitration panel. The mailing of process to Licensee at the address set forth in Section 16.3 will be deemed personal service and accepted by Licensee for any arbitration or proceeding with respect to this License Agreement. The arbitration panel will consist of one arbitrator named by Licensor, one arbitrator named by Licensee and a third arbitrator named by the two arbitrators so chosen. The arbitration will be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association. The situs of the arbitration will be in New York, New York.

                                   ARTICLE XVI

                                  Miscellaneous

                  16.1 Amendment and Modification. Subject to applicable law, this License Agreement may be amended, modified or supplemented only by a written agreement signed by the parties hereto with respect to any of the terms contained herein.

                  16.2 Waiver of Compliance; Consents. Any failure of the Licensee, on the one hand, or the Licensor, on the other hand, to comply with any obligation, covenant, agreement or condition herein may be waived by the Licensee, or by the Licensor, respectively, only by a written instrument signed by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall no operate as a waiver of, or estoppel with respect to, any subsequent or other failure. Whenever this License Agreement requires or permits consent by or on behalf of any party hereto, such consent shall be given in writing in a manner consistent with the requirements for a waiver of compliance as set forth in this
Section 16.2

                  16.3 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered in person, by courier or registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                  if to the Licensee, to it at:

                  Meyer Marketing Co. Ltd.
                  382 Kwun Tong Road
                  Kwun Tong, Kowloon, Hong Kong

                  Attn:    Mr. C.K. Wong
                           Group Financial Controller
                  with copies to:

                  Meyer Corporation
                  601 Gateway Boulevard
                  Suite 1150
                  South San Francisco, CA 94080
                  Attn.:   Mr. Stanley K. Cheng, Chairman

                  with a copy to:

                  Baker & McKenzie
                  805 Third Avenue
                  29th Floor
                  New York, NY 10022
                  Attn.:   Malcolm I. Ross, Esq.
                           Richard L. Nevins, Esq.

                  if to the Parent or the Licensor, to the Parent at:

                  Syratech Corporation
                  175 McClellan Highway
                  East Boston, MA 02128-9114
                  Attn.:   Mr. Leonard Florence,
                           Chairman of the Board,
                           President and Chief Executive Officer

                  with copies to:

                  Faye A. Florence, Esq.
                  Vice President and General Counsel
                  Syratech Corporation
                  175 McClellan Highway
                  East Boston, MA 02128-9114

                  and

                  Paul, Weiss, Rifkind, Wharton & Garrison
                  1285 Avenue of the Americas
                  New York, NY 10019-6064
                  Attn.:   James L. Purcell, Esq.

                  16.4 No Assignment. The Licensee may assign its rights herein, in whole or in part, without the consent of the Licensor, provided that (i) the assignee shall be a financially sound Person in relation to the obligations being assumed, (ii) such assignee shall assume all obligations of the Licensee hereunder and agree to be bound by the terms and conditions hereof, and (iii) Licensee shall at all times remain liable (as principal and not as surety) for the payment and discharge of all obligations undertaken by Licensee in this License Agreement.

                  16.5 Binding on Successors. This License Agreement will inure to the benefit of and be binding upon Licensor, its successors and assigns; and upon Licensee, and its successors and assigns permitted pursuant to Section 16.4.

                  16.6 Governing Law. This License Agreement shall be governed by the laws of the State of New York.

                  16.7 Counterparts. This License Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  16.8 Entire Agreement. This License Agreement, including the documents or instruments referred to herein, embodies the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promised, representations, warranties, covenants, or undertakings, other than those expressly set forth or referred to herein. Except as expressly set forth herein, this License Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                  16.9 Remedies. Except as expressly provided herein, all specific remedies provided for in this License Agreement are cumulative and are not exclusive of one another or of any other remedies available in law or equity.

                  16.10 Survival. The provisions of this License Agreement relating to payment obligations, confidentiality, indemnification, and remedies, shall survive the expiration or termination of this License Agreement.

                  16.11 Severability. If any provision of this License Agreement is declared by a court of competent jurisdiction to be invalid, illegal, unenforceable, or void then both parties shall be relieved of all obligations arising under such provision, but only to the extent that such provision is invalid, illegal, unenforceable, or void. If the remainder of this License Agreement is capable of substantial performance, then each provision not so affected shall be enforced to the extent permitted by law.

                  16.12 Relationship. This License Agreement does not provide for a joint venture, partnership, agency or employment relationship between Licensor and Licensee. The Licensee is not the agent or legal representative of Licensor for any purpose whatsoever. The Licensee is not granted any right of authority to assume or to create any obligation or responsibility, express or implied, on behalf of or in the name of the Licensor or to bind Licensor in any manner or thing whatsoever.

                  IN WITNESS WHEREOF, the parties hereto have caused this License Agreement to be executed as of the day and year first above written.

FARBERWARE INC.                        MEYER MARKETING CO. LTD.



By: _____________________________      By: _____________________________
    Name:  Leonard Florence                Name:
    Title: Chairman and President          Title:

SCHEDULE 4.13
INTELLECTUAL PROPERTY

PATENTS                               EXHIBIT D

==================================================================================================================
TITLE                                 OWNER                         JURISDICTION            SERIAL         PATENT
                                                                                            NO.            NO.
==================================================================================================================
ELECTRICAL WATER                      FARBERWARE, INC.              USA                     796951         4165681
HEATER AND DISPENSER
------------------------------------------------------------------------------------------------------------------
FOOD PROCESSOR                        FARBERWARE, INC.              USA                     790509         4113188
------------------------------------------------------------------------------------------------------------------
PERCOLATOR AND                        FARBERWARE, INC.              USA                     900361         4147925
PARTITION PLATE HEATER
ASSEMBLY THEREFOR
------------------------------------------------------------------------------------------------------------------
TEMPERATURE CONTROL                   FARBERWARE, INC.              USA                     369969         4458140
APPARATUS FOR
CONVECTION OVEN
------------------------------------------------------------------------------------------------------------------
COOKWARE AND METHOD                   FARBERWARE, INC.              USA                     403828         4511077
OF MAKING THE SAME
------------------------------------------------------------------------------------------------------------------
COOKWARE BOTTOM                       FARBERWARE, INC.              USA                     602308         4552284
WALL STRUCTURE
------------------------------------------------------------------------------------------------------------------
METHOD OF MAKING                      FARBERWARE, INC.              USA                     723245         4613070
COOKWARE
------------------------------------------------------------------------------------------------------------------
FOOD COOKING                          FARBERWARE, INC.              USA                     544025         RE31833
APPARATUS
------------------------------------------------------------------------------------------------------------------
ELECTRIC CAN OPENER                   FARBERWARE, INC.              USA                     850369         D304286
WITH VERTICAL HEIGHT
ADJUSTMENT
------------------------------------------------------------------------------------------------------------------
COMBINED COOKING AND                  FARBERWARE, INC.              USA                     847899         D305086
STORAGE CONTAINER
------------------------------------------------------------------------------------------------------------------
COMBINED COOKING AND                  FARBERWARE, INC.              USA                     847896         D305393
STORAGE CONTAINER
------------------------------------------------------------------------------------------------------------------
MICROWAVE BROWNING                    FARBERWARE, INC.              USA                     848176         4701585
COOKWARE
------------------------------------------------------------------------------------------------------------------
HAND HELD CAN OPENER                  FARBERWARE, INC.              USA                     922507         D301432
------------------------------------------------------------------------------------------------------------------
DRIP COFFEE MAKER FOR                 FARBERWARE, INC.              USA                     310447         4999466
USE WITHIN A
MICROWAVE OVEN
------------------------------------------------------------------------------------------------------------------
DRIP COFFEE MAKER FOR                 FARBERWARE, INC.              USA                     638914         5491322
USE WITHIN A
MICROWAVE OVEN
------------------------------------------------------------------------------------------------------------------
BREWING APPARATUS                     FARBERWARE, INC.              USA                     298584         D325844
------------------------------------------------------------------------------------------------------------------
COFFEE BREWER                         FARBERWARE, INC.              USA                     07/369547      D352418
-------------------------------------------------------------------------------------------------------------------------

==================================================================================================================
TITLE                                 OWNER                         JURISDICTION            SERIAL         PATENT
                                                                                            NO.            NO.
==================================================================================================================
------------------------------------------------------------------------------------------------------------------
MICROWAVE DRIP COFFEE                 FARBERWARE, INC.              USA                     07/399736      5434392
MAKER
------------------------------------------------------------------------------------------------------------------
ELECTRIC PEELER                       FARBERWARE, INC.              USA                     07/886443      D344429
------------------------------------------------------------------------------------------------------------------
ROTARY COOKING DEVICE                 FARBERWARE, INC.              USA                     336998         4450758
------------------------------------------------------------------------------------------------------------------
ELECTRIC BARBECUE                     FARBERWARE, INC.              USA                     543179         D326030
GRILL
------------------------------------------------------------------------------------------------------------------
SLOW COOKER                           FARBERWARE, INC.              USA                     07/837692      -
------------------------------------------------------------------------------------------------------------------
COOKWARE AND METHOD                   FARBERWARE, INC.              ASTL                    10545/83       539709
OF MAKING THE SAME
------------------------------------------------------------------------------------------------------------------
METHOD OF MAKING                      FARBERWARE, INC.              ASTL                    56033/86       561385
COOKWARE
------------------------------------------------------------------------------------------------------------------
BREWING APPARATUS                     FARBERWARE, INC.              ASTL                    2328/89        108919
------------------------------------------------------------------------------------------------------------------
COOKWARE AND METHOD                   KIDDE CONSUMER                ATRA                    A2578/83       395521
OF MAKING THE SAME                    DURABLES
                                      CORPORATION
------------------------------------------------------------------------------------------------------------------
PERCOLATOR AND                        FARBERWARE, INC.              BELGIUM                 194824         875840
PARTITION PLATE HEATER
ASSEMBLY THEREFOR
------------------------------------------------------------------------------------------------------------------
COOKWARE AND METHOD                   FARBERWARE, INC.              BELGIUM                 211270         897418
OF MAKING THE SAME
------------------------------------------------------------------------------------------------------------------
ELECTRICAL WATER                      FARBERWARE, INC.              CANADA                  297305         1089523
HEATER AND DISPENSER
------------------------------------------------------------------------------------------------------------------
PERCOLATOR AND                        FARBERWARE, INC.              CANADA                  312050         1071280
PARTITION PLATE HEATER
ASSEMBLY THEREFOR
------------------------------------------------------------------------------------------------------------------
TEMPERATURE CONTROL                   FARBERWARE, INC.              CANADA                  387563         1167135
APPARATUS FOR
CONVECTION OVEN
------------------------------------------------------------------------------------------------------------------
COOKWARE AND METHOD                   FARBERWARE, INC.              CANADA                  421812         1200705
OF MAKING THE SAME
------------------------------------------------------------------------------------------------------------------
COOKING MACHINE                       FARBERWARE, INC.              CANADA                  4-05-84-8      54804
------------------------------------------------------------------------------------------------------------------
ELECTRIC CAN OPENER                   FARBERWARE, INC.              CANADA                  3-10-86-4      59782
WITH VERTICAL HEIGHT
ADJUSTMENT
------------------------------------------------------------------------------------------------------------------
HAND HELD CAN OPENER                  FARBERWARE, INC.              CANADA                  8-04-87-6      60902
------------------------------------------------------------------------------------------------------------------
BREWING APPARATUS                     FARBERWARE, INC.              CANADA                  14-07-89-      65031
                                                                                            11
------------------------------------------------------------------------------------------------------------------

                                                                             D-3

==================================================================================================================
TITLE                                 OWNER                         JURISDICTION            SERIAL         PATENT
                                                                                            NO.            NO.
==================================================================================================================
MICROWAVE DRIP COFFEE                 FARBERWARE, INC.              CANADA                  2009862-7      -
MAKER
------------------------------------------------------------------------------------------------------------------
BREWING APPARATUS                     FARBERWARE, INC.              CHINA                   89301508.      4331
                                                                                            3
------------------------------------------------------------------------------------------------------------------
COOKWARE AND METHOD                   FARBERWARE, INC.              DENMARK                 546/83         156941
OF MAKING THE SAME
------------------------------------------------------------------------------------------------------------------
MICROWAVE DRIP COFFEE                 FARBERWARE, INC.              EPC                     90300670.      -
MAKER                                                                                       8
------------------------------------------------------------------------------------------------------------------
OVEN                                  FARBERWARE, INC.              FRANCE                  112708         72659
------------------------------------------------------------------------------------------------------------------
FOOD PROCESSOR                        FARBERWARE, INC.              FRANCE                  PV40557        40557
------------------------------------------------------------------------------------------------------------------
COOKWARE AND METHOD                   FARBERWARE, INC.              FRANCE                  8301484        8301484
OF MAKING THE SAME
------------------------------------------------------------------------------------------------------------------
HAND HELD CAN OPENER                  FARBERWARE, INC.              FRANCE                  872100         872100
------------------------------------------------------------------------------------------------------------------
BREWING APPARATUS                     FARBERWARE, INC.              FRANCE                  894602         894602
------------------------------------------------------------------------------------------------------------------
BREWING APPARATUS                     FARBERWARE, INC.              FRANCE                  894603         894603
------------------------------------------------------------------------------------------------------------------
PERCOLATOR AND                        KIDDE CONSUMER                GBRJ                    7838610        2022970
PARTITION PLATE HEATER                DURABLES
ASSEMBLY THEREFOR                     CORPORATION
------------------------------------------------------------------------------------------------------------------
COOKWARE AND METHOD                   KIDDE CONSUMER                GBRJ                    8301169        2124474
OF MAKING THE SAME                    DURABLES
                                      CORPORATION
------------------------------------------------------------------------------------------------------------------
HAND-HELD CAN OPENER                  FARBERWARE, INC.              GBRJ                    1041372        1041372
------------------------------------------------------------------------------------------------------------------
BEVERAGE MAKER                        FARBERWARE, INC.              GBRJ                    1060864        1060864
------------------------------------------------------------------------------------------------------------------
COOKWARE AND METHOD                   FARBERWARE, INC.              GERW                    P3327476.      P332747
OF MAKING THE SAME                                                                          2-45           6.2
------------------------------------------------------------------------------------------------------------------
ELECTRIC CAN OPENER                   KIDDE CONSUMER                GERW                    URA1290/       MR2662
WITH VERTICAL HEIGHT                  DURABLES                                              86             2
ADJUSTMENT                            CORPORATION
------------------------------------------------------------------------------------------------------------------
HAND HELD CAN OPENER                  KIDDE CONSUMER                GERW                    URA556/8       MR2759
                                      DURABLES                                              7              1
                                      CORPORATION
------------------------------------------------------------------------------------------------------------------
BREWING APPARATUS                     KIDDE CONSUMER                GERW                    M8904879       M890487
                                      DURABLES                                              .2             9
                                      CORPORATION
------------------------------------------------------------------------------------------------------------------
COOKWARE AND METHOD                   FARBERWARE, INC.              GREC                    72052          79598
OF MAKING THE SAME
------------------------------------------------------------------------------------------------------------------

                                                                             D-4

==================================================================================================================
TITLE                                 OWNER                         JURISDICTION            SERIAL         PATENT
                                                                                            NO.            NO.
==================================================================================================================
PERCOLATOR AND                        KIDDE CONSUMER                HONG                    -              915/85
PARTITION PLATE HEATER                DURABLES
ASSEMBLY                              CORPORATION
------------------------------------------------------------------------------------------------------------------
CONVECTION OVEN WITH                  KIDDE CONSUMER                HONG                    -              869/1985
A TEMPERATURE                         DURABLES
CONTROL APPARATUS                     CORPORATION
------------------------------------------------------------------------------------------------------------------
COOKWARE AND METHOD                   KIDDE CONSUMER                HONG                    -              407/86
OF MAKING THE SAME                    DURABLES
                                      CORPORATION
------------------------------------------------------------------------------------------------------------------
TEMPERATURE CONTROL                   FARBERWARE, INC.              ISRAEL                  64117          64117
APPARATUS FOR
CONVECTION OVEN
------------------------------------------------------------------------------------------------------------------
BREWING APPARATUS                     FARBERWARE, INC.              ISRAEL                  15181          15181
------------------------------------------------------------------------------------------------------------------
PERCOLATOR AND                        FARBERWARE, INC.              ITALY                   22066A/7       1192350
PARTITION PLATE HEATER                                                                      9
ASSEMBLY
------------------------------------------------------------------------------------------------------------------
COOKWARE AND METHOD                   FARBERWARE, INC.              ITALY                   22281A/8       1170183
OF MAKING THE SAME                                                                          3
------------------------------------------------------------------------------------------------------------------
PERCOLATOR AND                        FARBERWARE, INC.              JAPAN                   32421/79       1093333
PARTITION PLATE HEATER
ASSEMBLY THEREFOR
------------------------------------------------------------------------------------------------------------------
COOKWARE AND METHOD                   KIDDE CONSUMER                JAPAN                   134514/83      1507157
OF MAKING THE SAME                    DURABLES
                                      CORPORATION
------------------------------------------------------------------------------------------------------------------
MICROWAVE DRIP COFFEE                 FARBERWARE, INC.              JAPAN                   32272/90       -
MAKER
------------------------------------------------------------------------------------------------------------------
BREWING APPARATUS                     FARBERWARE, INC.              KORS                    9631/1989      107426
------------------------------------------------------------------------------------------------------------------
COOKWARE AND METHOD                   KIDDE CONSUMER                LUXE                    84938          84938
OF MAKING THE SAME                    DURABLES
                                      CORPORATION
------------------------------------------------------------------------------------------------------------------
BREWING APPARATUS                     FARBERWARE, INC.              NEWZ                    22920          22920
------------------------------------------------------------------------------------------------------------------
PERCOLATOR AND                        FARBERWARE, INC.              PORT                    68945          68945
PARTITION PLATE HEATER
ASSEMBLY THEREFOR
------------------------------------------------------------------------------------------------------------------
METHOD OF MAKING                      FARBERWARE, INC.              SPAIN                   554008         554008
COOKWARE
------------------------------------------------------------------------------------------------------------------
COOKWARE AND METHOD                   FARBERWARE, INC.              SPAIN                   524584         524584
OF MAKING THE SAME
------------------------------------------------------------------------------------------------------------------

==================================================================================================================
TITLE                                 OWNER                         JURISDICTION            SERIAL         PATENT
                                                                                            NO.            NO.
==================================================================================================================
BREWING APPARATUS                     FARBERWARE, INC.              SPAIN                   119534         119534
------------------------------------------------------------------------------------------------------------------
PERCOLATOR AND                        FARBERWARE, INC.              SWEDEN                  PAT79036       PUB430
PARTITION PLATE HEATER                                                                      36             649
ASSEMBLY THEREFOR
------------------------------------------------------------------------------------------------------------------
COOKWARE AND METHOD                   FARBERWARE, INC.              SWEDEN                  PAT83041       PUB456
OF MAKING THE SAME                                                                          91-3           895
------------------------------------------------------------------------------------------------------------------
COOKWARE AND METHOD                   KIDDE CONSUMER                SWIT                    4173/83-0      661195
OF MAKING THE SAME                    DURABLES
                                      CORPORATION
------------------------------------------------------------------------------------------------------------------
COOKWARE AND METHOD                   FARBERWARE, INC.              TAIWAN                  73102768       NI-25368
OF MAKING THE SAME
------------------------------------------------------------------------------------------------------------------
METHOD OF MAKING                      FARBERWARE, INC.              TAIWAN                  73102768       171457
COOKWARE                                                                                    A01
==================================================================================================================

TRADEMARKS

=============================================================================================================
MARK                       OWNER                   JURISDICTION           REGISTRATION            APPLICATION
                                                                          NUMBER                  NUMBER
=============================================================================================================
TURBO-OVEN                 FARBERWARE,             USA                    992831                  -
                           INC.
-------------------------------------------------------------------------------------------------------------
FARBERWARE                 FARBERWARE,             USA                    601591                  -
                           INC.
-------------------------------------------------------------------------------------------------------------
FARBERWARE                 FARBERWARE,             USA                    806655                  -
                           INC.
-------------------------------------------------------------------------------------------------------------
FARBERWARE                 FARBERWARE,             USA                    804130                  -
                           INC.
-------------------------------------------------------------------------------------------------------------
OPEN HEARTH                FARBERWARE,             USA                    754975                  -
                           INC.
-------------------------------------------------------------------------------------------------------------
FARBERWARE                 FARBERWARE,             USA                    1122167                 -
                           INC.
CONVECTION                 FARBERWARE,             USA                    1157193                 -
TURBO-OVEN                 INC.
-------------------------------------------------------------------------------------------------------------
ADVANTAGE                  FARBERWARE,             USA                    1226680                 -
                           INC.
-------------------------------------------------------------------------------------------------------------
FARBERWARE                 FARBERWARE,             USA                    1410374                 -
                           INC.
-------------------------------------------------------------------------------------------------------------

=============================================================================================================
MARK                       OWNER                   JURISDICTION           REGISTRATION            APPLICATION
                                                                          NUMBER                  NUMBER
=============================================================================================================
FARBERWARE                 FARBERWARE,             USA                    1447147                 -
                           INC.
-------------------------------------------------------------------------------------------------------------
FARBERWARE                 FARBERWARE,             USA                    -                       74/462123
                           INC.
-------------------------------------------------------------------------------------------------------------
FARBERWARE                 FARBERWARE,             USA                    1932199                 -
                           INC.
-------------------------------------------------------------------------------------------------------------
MICROBREW                  FARBERWARE,             USA                    1630891                 -
                           INC.
-------------------------------------------------------------------------------------------------------------
MICROBREW                  FARBERWARE,             USA                    1119296                 -
                           INC.
-------------------------------------------------------------------------------------------------------------
ONLY                       FARBERWARE,             USA                    1606452                 -
FARBERWARE                 INC.
CAN MAKE IT
-------------------------------------------------------------------------------------------------------------
MILLENNIUM                 FARBERWARE,             USA                    -                       74/051501
                           INC.
-------------------------------------------------------------------------------------------------------------
MILLENNIUM                 FARBERWARE,             USA                    1819460                 -
                           INC.
-------------------------------------------------------------------------------------------------------------
MILLENNIUM                 FARBERWARE,             USA                    1898138                 -
                           INC.
-------------------------------------------------------------------------------------------------------------
NEVER-STICK                FARBERWARE,             USA                    1743201                 -
                           INC.
-------------------------------------------------------------------------------------------------------------
FARBERWARE                 FARBERWARE,             USA                    -                       74/071500
CHANGES NON-               INC.
STICK
COOKWARE INTO
NEVER-STICK
COOK-[WARE]
-------------------------------------------------------------------------------------------------------------
ICE TEA EXPRESS            FARBERWARE,             USA                    1773640                 -
                           INC.
-------------------------------------------------------------------------------------------------------------
FARBER PEEL                FARBERWARE,             USA                    1897955                 -
                           INC.
-------------------------------------------------------------------------------------------------------------
FARBERSEAL                 FARBERWARE,             USA                    1783231                 -
                           INC.
-------------------------------------------------------------------------------------------------------------
NUTRIMASTER                FARBERWARE,             USA                    1819494                 -
                           INC.
-------------------------------------------------------------------------------------------------------------
CLASSIC                    FARBERWARE,             USA                    1905011                 -
SERVINGS                   INC.
-------------------------------------------------------------------------------------------------------------

=============================================================================================================
MARK                       OWNER                   JURISDICTION           REGISTRATION            APPLICATION
                                                                          NUMBER                  NUMBER
=============================================================================================================
DECATHLON                  FARBERWARE,             USA                    1924653                 -
                           INC.
-------------------------------------------------------------------------------------------------------------
FARBER                     FARBERWARE,             USA                    1897200                 -
                           INC.
-------------------------------------------------------------------------------------------------------------
CLASSICOTE                 FARBERWARE,             USA                    -                       74/478730
                           INC.
-------------------------------------------------------------------------------------------------------------
SET BUILDERS               FARBERWARE,             USA                    1900692                 -
                           INC.
-------------------------------------------------------------------------------------------------------------
BACKSAVER                  FARBERWARE,             USA                    1949554                 -
                           INC.
-------------------------------------------------------------------------------------------------------------
AMERICAN                   FARBERWARE,             USA                    -                       74/525838
ESSENTIALS                 INC.
-------------------------------------------------------------------------------------------------------------
NECESSITIES                FARBERWARE,             USA                    -                       74/615755
                           INC.
-------------------------------------------------------------------------------------------------------------
CLASSIC SERIES             FARBERWARE,             USA                    -                       74/535281
                           INC.
-------------------------------------------------------------------------------------------------------------
PASTAPRO                   FARBERWARE,             USA                    -                       74/535282
                           INC.
-------------------------------------------------------------------------------------------------------------
CHAR-B-Q                   FARBERWARE,             USA                    613163                  -
(STYLIZED)                 INC.
-------------------------------------------------------------------------------------------------------------
ELECTRIC CHAR-             FARBERWARE,             USA                    982893                  -
B-QUE (STYLIZED            INC.
& DESIGN
(ELECTRICAL
PLUG)
-------------------------------------------------------------------------------------------------------------
CONTEMPRA                  FARBERWARE,             USA                    1673371                 -
                           INC.
-------------------------------------------------------------------------------------------------------------
DESIGN (ROUND              FARBERWARE,             USA                    1706523                 -
ELECTRIC GRILL)            INC.
-------------------------------------------------------------------------------------------------------------
DESIGN                     FARBERWARE,             USA                    1725370                 -
(RECTANGULAR               INC.
ELECTRIC GRILL)
-------------------------------------------------------------------------------------------------------------
DESIGN                     FARBERWARE,             USA                    1734617                 -
(RECTANGULAR               INC.
GRILL)
-------------------------------------------------------------------------------------------------------------
CHAR-B-Q                   FARBERWARE,             USA                    1827615                 -
(STYLIZED)                 INC.
-------------------------------------------------------------------------------------------------------------

=============================================================================================================
MARK                       OWNER                   JURISDICTION           REGISTRATION            APPLICATION
                                                                          NUMBER                  NUMBER
=============================================================================================================
HEALTHY                    FARBERWARE,             USA                    1851074                 -
GOURMET (THE)              INC.
-------------------------------------------------------------------------------------------------------------
HEALTHY                    FARBERWARE,             USA                    -                       74/433708
GOURMET (THE)              INC.
BY CONTEMPRA
& DESIGN (CHEF'S
HEAD W/C)
-------------------------------------------------------------------------------------------------------------
THERMAL                    FARBERWARE,             USA                    -                       74/615769
INTELLIGENCE               INC.
-------------------------------------------------------------------------------------------------------------
FIRE MARSHALL              FARBERWARE,             USA                    -                       74/594837
                           INC.
-------------------------------------------------------------------------------------------------------------
ALL FIRE                   FARBERWARE,             USA                    -                       74/603251
                           INC.
-------------------------------------------------------------------------------------------------------------
GOURMETRIX                 FARBERWARE,             USA                    -                       74/665939
(STYLIZED)                 INC.
-------------------------------------------------------------------------------------------------------------
THERMALLY                  FARBERWARE,             USA                    -                       74/665938
INTELLIGENT                INC.
COOKWARE
-------------------------------------------------------------------------------------------------------------
MULTI-GRATER               FARBERWARE,             USA                    -                       74/666193
                           INC.
-------------------------------------------------------------------------------------------------------------
CLASSICLEAN                FARBERWARE,             USA                    -                       74/686298
                           INC.
-------------------------------------------------------------------------------------------------------------
NEW DIMENSIONS             FARBERWARE,             USA                    -                       75/026506
                           INC.
-------------------------------------------------------------------------------------------------------------
ALUMINAIRE                 FARBERWARE,             USA                    -                       75/032838
                           INC.
-------------------------------------------------------------------------------------------------------------
VANGUARD 1000              FARBERWARE,             USA                    -                       75/032839
                           INC.
-------------------------------------------------------------------------------------------------------------
CONTEMPORARY               FARBERWARE,             USA                    -                       75/032840
COLONIAL                   INC.
COOKWARE
-------------------------------------------------------------------------------------------------------------
COLONIAL                   FARBERWARE,             USA                    -                       75/032841
COOKWARE                   INC.
-------------------------------------------------------------------------------------------------------------
CONVECTION                 FARBERWARE,             ARGENTINA              1109864                 -
TURBO-OVEN                 INC.
-------------------------------------------------------------------------------------------------------------
FARBERWARE                 FARBERWARE,             ARGENTINA              1107485                 -
                           INC.
-------------------------------------------------------------------------------------------------------------

=============================================================================================================
MARK                       OWNER                   JURISDICTION           REGISTRATION            APPLICATION
                                                                          NUMBER                  NUMBER
=============================================================================================================
FARBERWARE                 FARBERWARE,             ARGENTINA              1104065                 -
                           INC.
-------------------------------------------------------------------------------------------------------------
FARBERWARE                 FARBERWARE,             AUSTRALIA              A214699                 -
                           INC.
-------------------------------------------------------------------------------------------------------------
FARBERWARE                 FARBERWARE,             AUSTRALIA              B169253                 -
                           INC.
-------------------------------------------------------------------------------------------------------------
FARBERWARE                 FARBERWARE,             AUSTRALIA              B169254                 -
                           INC.
-------------------------------------------------------------------------------------------------------------
OPEN HEARTH                FARBERWARE,             AUSTRALIA              A179077                 -
                           INC.
-------------------------------------------------------------------------------------------------------------
FARBERWARE                 FARBERWARE,             AUSTRALIA              B399468                 -
                           INC.
-------------------------------------------------------------------------------------------------------------
FARBERWARE                 FARBERWARE,             AUSTRALIA              B399467                 -
                           INC.
-------------------------------------------------------------------------------------------------------------
FARBERWARE                 FARBERWARE,             AUSTRALIA              B404684                 -
                           INC.
-------------------------------------------------------------------------------------------------------------
MILLENIUM                  FARBERWARE,             AUSTRALIA              A553506                 -
                           INC.
-------------------------------------------------------------------------------------------------------------
MILLENIUM                  FARBERWARE,             AUSTRALIA              A553057                 -
                           INC.
-------------------------------------------------------------------------------------------------------------
MILLENIUM                  FARBERWARE,             AUSTRALIA              A605485                 -
                           INC.
-------------------------------------------------------------------------------------------------------------
FARBERPEEL                 FARBERWARE,             AUSTRALIA              A572702                 -
                           INC.
-------------------------------------------------------------------------------------------------------------
FARBERSEAL                 FARBERWARE,             AUSTRALIA              A572703                 -
                           INC.
-------------------------------------------------------------------------------------------------------------
FARBERWARE                 FARBERWARE,             AUSTRIA                105517                  -
                           INC.
-------------------------------------------------------------------------------------------------------------
CONVECTION                 FARBERWARE,             BENELUX                515303                  -
TURBO-OVEN                 INC.
-------------------------------------------------------------------------------------------------------------
FARBERWARE                 FARBERWARE,             BENELUX                395531                  -
                           INC.
-------------------------------------------------------------------------------------------------------------
MICROBREW                  FARBERWARE,             BENELUX                472044                  -
                           INC.
-------------------------------------------------------------------------------------------------------------
MILLENIUM                  FARBERWARE,             BENELUX                497759                  -
                           INC.
-------------------------------------------------------------------------------------------------------------

=============================================================================================================
MARK                       OWNER                   JURISDICTION           REGISTRATION            APPLICATION
                                                                          NUMBER                  NUMBER
=============================================================================================================
MILLENIUM                  FARBERWARE,             BENELUX                557765                  -
                           INC.
-------------------------------------------------------------------------------------------------------------
FARBERWARE                 FARBERWARE,             BRAZIL                 811438325               -
                           INC.
-------------------------------------------------------------------------------------------------------------
FARBERWARE                 FARBERWARE,             BRAZIL                 811438333               -
                           INC.
-------------------------------------------------------------------------------------------------------------
STAY CLEAN                 FARBERWARE,             CANADA                 204245                  -
ACTION &                   INC.
DESIGN
-------------------------------------------------------------------------------------------------------------
OPEN HEARTH                FARBERWARE,             CANADA                 TMA133696               -
                           INC.
-------------------------------------------------------------------------------------------------------------
FARBERWARE                 FARBERWARE,             CANADA                 199/50716               -
                           INC.
-------------------------------------------------------------------------------------------------------------
FARBERWARE                 FARBERWARE,             CANADA                 418801                  -
MILLENIUM                  INC.
-------------------------------------------------------------------------------------------------------------
FARBERPEEL                 FARBERWARE,             CANADA                 409873                  -
                           INC.
-------------------------------------------------------------------------------------------------------------
FARBERSEAL                 FARBERWARE,             CANADA                 409872                  -
                           INC.
-------------------------------------------------------------------------------------------------------------
THERMAL                    FARBERWARE,             CANADA                 -                       796,549
INTELLIGENCE               INC.
-------------------------------------------------------------------------------------------------------------
CLASSICLEAN                FARBERWARE,             CANADA                 -                       798,704
                           INC.
-------------------------------------------------------------------------------------------------------------
CONVECTION                 FARBERWARE,             DENMARK                1579-1983               -
TURBO-OVEN                 INC.
-------------------------------------------------------------------------------------------------------------
FARBERWARE                 FARBERWARE,             DENMARK                1939-1985               -
                           INC.
-------------------------------------------------------------------------------------------------------------
FARBERWARE                 FARBERWARE,             FINLAND                92207                   -
                           INC.
-------------------------------------------------------------------------------------------------------------
OPEN HEARTH                FARBERWARE,             FRANCE                 1460223                 -
                           INC.
-------------------------------------------------------------------------------------------------------------
ALL-AROUND                 FARBERWARE,             FRANCE                 1708808                 -
GRIDDLE                    INC.
-------------------------------------------------------------------------------------------------------------
CONVECTION                 FARBERWARE,             FRANCE                 1193445                 -
TURBO-OVEN                 INC.
-------------------------------------------------------------------------------------------------------------
FARBERWARE                 FARBERWARE,             FRANCE                 1249025                 -
                           INC.
-------------------------------------------------------------------------------------------------------------

=============================================================================================================
MARK                       OWNER                   JURISDICTION           REGISTRATION            APPLICATION
                                                                          NUMBER                  NUMBER
=============================================================================================================
MICROBREW                  FARBERWARE,             FRANCE                 1548249                 -
                           INC.
-------------------------------------------------------------------------------------------------------------
MILLENIUM                  FARBERWARE,             FRANCE                 1678333                 -
                           INC.
-------------------------------------------------------------------------------------------------------------
FARBERWARE                 FARBERWARE,             GREAT BRIT             876697                  -
                           INC.
-------------------------------------------------------------------------------------------------------------
FARBERWARE                 FARBERWARE,             GREAT BRIT             876698                  -
                           INC.
-------------------------------------------------------------------------------------------------------------
CONVECTION                 FARBERWARE,             GREAT BRIT             B1168353                -
TURBO-OVEN                 INC.
-------------------------------------------------------------------------------------------------------------
FARBERWARE                 FARBERWARE,             GREAT BRIT             B1205914                -
                           INC.
-------------------------------------------------------------------------------------------------------------
FARBERWARE                 FARBERWARE,             GREAT BRIT             B1205915                -
                           INC.
-------------------------------------------------------------------------------------------------------------
FARBERWARE                 FARBERWARE,             GREAT BRIT             B1485061                -
MILLENIUM                  INC.
-------------------------------------------------------------------------------------------------------------
FARBERWARE                 FARBERWARE,             GREAT BRIT             B1485062                -
MILLENIUM                  INC.
-------------------------------------------------------------------------------------------------------------
MILLENIUM                  FARBERWARE,             GERMANY                2029796                 -
                           INC.
-------------------------------------------------------------------------------------------------------------
FARBERWARE                 FARBERWARE,             W GERMANY              674013                  -
                           INC.
-------------------------------------------------------------------------------------------------------------
FARBERWARE                 FARBERWARE,             W GERMANY              1045089                 -
CONVECTION                 INC.
TURBO-OVEN
-------------------------------------------------------------------------------------------------------------
FARBERWARE                 FARBERWARE,             W GERMANY              1065973                 -
                           INC.
-------------------------------------------------------------------------------------------------------------
MICROBREW                  FARBERWARE,             W GERMANY              1164528                 -
                           INC.
-------------------------------------------------------------------------------------------------------------
FARBERWARE                 FARBERWARE,             GREECE                 77282                   -
                           INC.
-------------------------------------------------------------------------------------------------------------
FARBERWARE                 FARBERWARE,             GREECE                 76060                   -
                           INC.
-------------------------------------------------------------------------------------------------------------
FARBERWARE                 FARBERWARE,             ISRAEL                 23462                   -
                           INC.
-------------------------------------------------------------------------------------------------------------
FARBERWARE                 FARBERWARE,             ISRAEL                 57748                   -
                           INC.
-------------------------------------------------------------------------------------------------------------

=============================================================================================================
MARK                       OWNER                   JURISDICTION           REGISTRATION            APPLICATION
                                                                          NUMBER                  NUMBER
=============================================================================================================
FARBERWARE                 FARBERWARE,             ISRAEL                 57840                   -
                           INC.
-------------------------------------------------------------------------------------------------------------
OPEN HEARTH                FARBERWARE,             ITALY                  434663                  -
                           INC.
-------------------------------------------------------------------------------------------------------------
CONVECTION                 FARBERWARE,             ITALY                  402068                  -
TURBO-OVEN                 INC.
-------------------------------------------------------------------------------------------------------------
FARBERWARE                 FARBERWARE,             ITALY                  417819                  -
                           INC.
-------------------------------------------------------------------------------------------------------------
MILLENIUM                  FARBERWARE,             ITALY                  610847                  -
                           INC.
-------------------------------------------------------------------------------------------------------------
FARBERWARE                 FARBERWARE,             JAPAN                  2023691                 -
                           INC.
-------------------------------------------------------------------------------------------------------------
ADVANTAGE                  FARBERWARE,             JAPAN                  -                       06/119132
                           INC.
-------------------------------------------------------------------------------------------------------------
FARBERWARE                 FARBERWARE,             JAPAN                  1933794                 -
                           INC.
-------------------------------------------------------------------------------------------------------------
FARBERWARE                 FARBERWARE,             JAPAN                  2529987                 -
(KATAKANA)                 INC.
-------------------------------------------------------------------------------------------------------------
MILLENIUM                  FARBERWARE,             JAPAN                  2529988                 -
                           INC.
-------------------------------------------------------------------------------------------------------------
MILLENIUM                  FARBERWARE,             JAPAN                  2529989                 -
(KATAKANA)                 INC.
-------------------------------------------------------------------------------------------------------------
FARBERPEEL                 FARBERWARE,             JAPAN                  2691276                 -
                           INC.
-------------------------------------------------------------------------------------------------------------
FARBERSEAL                 FARBERWARE,             JAPAN                  2691277                 -
                           INC.
-------------------------------------------------------------------------------------------------------------
CONVECTION                 FARBERWARE,             S. KOREA               90152                   -
TURBO-OVEN                 INC.
-------------------------------------------------------------------------------------------------------------
FARBERWARE                 FARBERWARE,             MALAWI                 203/83                  -
                           INC.
-------------------------------------------------------------------------------------------------------------
FARBERWARE                 FARBERWARE,             MALAWI                 204/83                  -
                           INC.
-------------------------------------------------------------------------------------------------------------
FARBERWARE                 FARBERWARE,             MEXICO                 442090                  -
                           INC.
-------------------------------------------------------------------------------------------------------------
FARBERWARE                 FARBERWARE,             MEXICO                 425715                  -
                           INC.
-------------------------------------------------------------------------------------------------------------

=============================================================================================================
MARK                       OWNER                   JURISDICTION           REGISTRATION            APPLICATION
                                                                          NUMBER                  NUMBER
=============================================================================================================
FARBERPEEL                 FARBERWARE,             MEXICO                 429889                  -
                           INC.
-------------------------------------------------------------------------------------------------------------
FARBERSEAL                 FARBERWARE,             MEXICO                 425167                  -
                           INC.
-------------------------------------------------------------------------------------------------------------
GOURMETRIX                 FARBERWARE,             MEXICO                 -                       N/A
                           INC.
-------------------------------------------------------------------------------------------------------------
THERMAL                    FARBERWARE,             MEXICO                 -                       248446
INTELLIGENCE               INC.
-------------------------------------------------------------------------------------------------------------
FARBERWARE                 FARBERWARE,             NEW ZEALAND            B69536                  -
                           INC.
-------------------------------------------------------------------------------------------------------------
FARBERWARE                 FARBERWARE,             NEW ZEALAND            B69535                  -
                           INC.
-------------------------------------------------------------------------------------------------------------
FARBERWARE                 FARBERWARE,             NEW ZEALAND            149651                  -
                           INC.
-------------------------------------------------------------------------------------------------------------
FARBERWARE                 FARBERWARE,             NEW ZEALAND            149652                  -
                           INC.
-------------------------------------------------------------------------------------------------------------
FARBERWARE                 FARBERWARE,             NEW ZEALAND            149653                  -
                           INC.
-------------------------------------------------------------------------------------------------------------
FARBERWARE                 FARBERWARE,             NORWAY                 118836                  -
                           INC.
-------------------------------------------------------------------------------------------------------------
FARBERWARE                 FARBERWARE,             PERU                   -                       286864
                           INC.
-------------------------------------------------------------------------------------------------------------
FARBERWARE                 FARBERWARE,             PERU                   -                       286865
                           INC.
-------------------------------------------------------------------------------------------------------------
FARBERWARE                 FARBERWARE,             PERU                   -                       286866
                           INC.
-------------------------------------------------------------------------------------------------------------
FARBERWARE                 FARBERWARE,             PORTUGAL               224160                  -
                           INC.
-------------------------------------------------------------------------------------------------------------
FARBERWARE                 FARBERWARE,             PORTUGAL               224161                  -
                           INC.
-------------------------------------------------------------------------------------------------------------
FARBERWARE                 FARBERWARE,             PORTUGAL               224162                  -
                           INC.
-------------------------------------------------------------------------------------------------------------
FARBERWARE                 FARBERWARE,             PORTUGAL               224163                  -
                           INC.
-------------------------------------------------------------------------------------------------------------
FARBERWARE                 FARBERWARE,             S. AFRICA              B83/7484                -
                           INC.
-------------------------------------------------------------------------------------------------------------

=============================================================================================================
MARK                       OWNER                   JURISDICTION           REGISTRATION            APPLICATION
                                                                          NUMBER                  NUMBER
=============================================================================================================
FARBERWARE                 FARBERWARE,             S. AFRICA              B83/7485                -
                           INC.
-------------------------------------------------------------------------------------------------------------
FARBERWARE                 FARBERWARE,             S. AFRICA              B83/8346                -
                           INC.
-------------------------------------------------------------------------------------------------------------
FARBERWARE                 FARBERWARE,             SPAIN                  452855                  -
                           INC.
-------------------------------------------------------------------------------------------------------------
CONVECTION                 FARBERWARE,             SPAIN                  995517                  -
TURBO-OVEN                 INC.
-------------------------------------------------------------------------------------------------------------
FARBERWARE                 FARBERWARE,             SPAIN                  1054534                 -
                           INC.
-------------------------------------------------------------------------------------------------------------
MILLENIUM                  FARBERWARE,             SPAIN                  1647799                 -
                           INC.
-------------------------------------------------------------------------------------------------------------
MILLENIUM                  FARBERWARE,             SPAIN                  1647800                 -
                           INC.
-------------------------------------------------------------------------------------------------------------
CONVECTION                 FARBERWARE,             SWEDEN                 185270                  -
TURBO-OVEN                 INC.
-------------------------------------------------------------------------------------------------------------
FARBERWARE                 FARBERWARE,             SWEDEN                 191705                  -
                           INC.
-------------------------------------------------------------------------------------------------------------
MICROBREW                  FARBERWARE,             SWEDEN                 225353                  -
                           INC.
-------------------------------------------------------------------------------------------------------------
CONVECTION                 FARBERWARE,             SWITZERLAND            319496                  -
TURBO-OVEN                 INC.
-------------------------------------------------------------------------------------------------------------
FARBERWARE                 FARBERWARE,             SWITZERLAND            328759                  -
                           INC.
-------------------------------------------------------------------------------------------------------------
MICROBREW                  FARBERWARE,             SWITZERLAND            375406                  -
                           INC.
-------------------------------------------------------------------------------------------------------------
CONVECTION                 FARBERWARE,             TAIWAN                 -                       84037400
TURBO-OVEN                 INC.
-------------------------------------------------------------------------------------------------------------
FARBERWARE                 FARBERWARE,             TAIWAN                 687266                  -
                           INC.
-------------------------------------------------------------------------------------------------------------
MICROBREW                  FARBERWARE,             THAILAND               148181                  -
                           INC.
-------------------------------------------------------------------------------------------------------------
MICROBREW                  FARBERWARE,             THAILAND               148556                  -
                           INC.
-------------------------------------------------------------------------------------------------------------
FARBERWARE                 FARBERWARE,             VENEZUELA              121465-F                -
                           INC.
-------------------------------------------------------------------------------------------------------------

=============================================================================================================
MARK                       OWNER                   JURISDICTION           REGISTRATION            APPLICATION
                                                                          NUMBER                  NUMBER
=============================================================================================================
FARBERWARE                 FARBERWARE,             VENEZUELA              121938                  -
                           INC.
-------------------------------------------------------------------------------------------------------------
FARBERWARE                 FARBERWARE,             VENEZUELA              121466-F                -
                           INC.
-------------------------------------------------------------------------------------------------------------
FARBERWARE                 FARBERWARE,             VENEZUELA              121467-F                -
                           INC.
-------------------------------------------------------------------------------------------------------------
FARBERWARE                 FARBERWARE,             VENEZUELA              121939                  -
                           INC.
-------------------------------------------------------------------------------------------------------------
FARBERWARE                 FARBERWARE,             VENEZUELA              121468-F                -
                           INC.
-------------------------------------------------------------------------------------------------------------
FARBERWARE                 FARBERWARE,             ZIMBABWE               B560/83                 -
                           INC.
-------------------------------------------------------------------------------------------------------------
FARBERWARE                 FARBERWARE,             ZIMBABWE               B561/83                 -
                           INC.
-------------------------------------------------------------------------------------------------------------
FARBERWARE                 FARBERWARE,             ZIMBABWE               B111/84                 -
                           INC.
=============================================================================================================

COPYRIGHTS

===========================================================================================================
            Name of Work                               Owner                            Registration Number
===========================================================================================================
ECB-40 grease tray                    Farberware, Inc.                        VAu 198-191
-----------------------------------------------------------------------------------------------------------
ECB-40 reflector                      Farberware, Inc.                        VAu 198-194
-----------------------------------------------------------------------------------------------------------
Small char-b-q/                       Farberware, Inc.                        VAu 198-196
reflector
-----------------------------------------------------------------------------------------------------------
ECB-40 Contempra grill                Farberware, Inc.                        VAu 198-185
-----------------------------------------------------------------------------------------------------------
Contempra (rectangular)               Farberware, Inc.                        VAu 198-186
stoneware
-----------------------------------------------------------------------------------------------------------
Char-b-que grease tray                Farberware, Inc.                        VAu 198-188
-----------------------------------------------------------------------------------------------------------
Char-b-que reflector                  Farberware, Inc.                        VAu 198-187
-----------------------------------------------------------------------------------------------------------
ECBO040 Grill for ceramic             Farberware, Inc.                        VAu 198-189
cooker
-----------------------------------------------------------------------------------------------------------
Char-b-que grill                      Farberware, Inc.                        VAu 198-193
-----------------------------------------------------------------------------------------------------------
Char-b-que bowl                       Farberware, Inc.                        VAu 198-197
-----------------------------------------------------------------------------------------------------------
Heating element                       Farberware, Inc.                        VAu 198-190
-----------------------------------------------------------------------------------------------------------

                                                                            D-16

===========================================================================================================
            Name of Work                               Owner                            Registration Number
===========================================================================================================
25016 Reflector                       Farberware, Inc.                        VAu 198-198
-----------------------------------------------------------------------------------------------------------
25027 Grease tray                     Farberware, Inc.                        VAu 198-195
-----------------------------------------------------------------------------------------------------------
Char-b-que heat element support       Farberware, Inc.                        VAu 198-192
-----------------------------------------------------------------------------------------------------------
Ceramic char-b-que grill              Farberware, Inc.                        VAu 183-512
===========================================================================================================

LICENSES

        1. License and Distribution Agreement dated September 29, 1995 by and between Farberware, Inc. and Meyer Marketing Company, Ltd. relating to the name "Farberware"

        2. License and Distribution Agreement dated January 7, 1993 between Farberware, Inc. and Frye International Corporation relating to the name "Farberware"

        3. License Agreement dated September 2, 1989 by and between Farberware, Inc. and Excel Cutlery, Inc. relating to the name "Farberware"

        4. License Agreement dated December 14, 1989 by and between Farberware, Inc. and Lifetime Cutlery Corp. relating to the name "Farberware"

        5. Dinnerware License Agreement between Farberware, Inc. and Excel Cutlery, Inc. dated July 15, 1995

        6. Flatware License Agreement by and between Farberware, Inc. and Excel Cutlery, Inc. dated July 15, 1995

        7. Glass Gift/ServeWare License Agreement by and between Farberware, Inc. and Excel Cutlery, Inc. dated July 15, 1995

        8. Glass Beverageware License Agreement by and between Farberware, Inc. and Excel Cutlery, Inc. dated July 15, 1995

        9. Agreement between Farberware, Inc. and Anants Group Ltd. dated September 14, 1988 relating to royalty commissions

        10. License Agreement by and between Farberware, Inc. and Creative Designs International Ltd. dated January 1, 1994 relating to the name "Farberware"

                                    EXHIBIT F

                ASSIGNMENT OF LICENSE AND DISTRIBUTION AGREEMENT


                  WHEREAS, on or about September 29, 1995 Farberware Inc., a Delaware corporation now known as Bruckner Manufacturing Corp. (the "Company") and Meyer Marketing Company Ltd., a British Virgin Islands corporation ("Assignee") entered into a License and Distribution Agreement with respect to aluminum non-stick cookware encompassing gauges of from 4 to 10 and colored exteriors (the "Meyer Marketing License") and a supplemental letter with respect to twelve gauge aluminum products and polished aluminum products (the "Side Letter"); and
                  WHEREAS, on April 2 1996 Far-B Acquisition Corp., a Delaware corporation now known as Farberware Inc. ("Assignor") acquired all of the interests of the Company in and to the Meyer Marketing License and the Side Letter pursuant to an Asset Purchase Agreement dated February 2, 1996; and
                  WHEREAS, on May 3, 1996, Syratech Corporation, a Delaware corporation that is the parent of the Assignor, and the Assignor entered into an agreement (the "May 1996 Agreement") with the Assignee pursuant to which the Assignor agreed, inter alia, (i) to grant a long-term license (the "1996 License") to the Assignee which encompasses Cookware and Bakeware Products generally and therefore includes the right to manufacture market and distribute the products that are the subject of the Side Letter; and (ii) to assign to the Assignee the Meyer Marketing License; and

                  WHEREAS, all conditions to the obligations of the Assignor to grant the 1996 License and effect the assignment to which reference is made in the next preceding recital have been met;

                  NOW THEREFORE, in consideration of the transactions described in the May 1996 Agreement and other good and valuable consideration each to the other in hand given and the receipt and sufficiency of which are hereby acknowledged, the undersigned parties hereby agree as follows:

                  1. The Assignor hereby assigns to the Assignee all of the right title and interest of the Assignee in and to the Meyer Marketing License, intending by such assignment irrevocably and forever to transfer to and vest in the Assignee all right, title and interest of the Assignor and the Company (as the Assignor's predecessor-in-interest) in and to the Meyer Marketing License; provided, however, that this assignment shall not be deemed to effect an assignment of, or cancellation of the obligation to account for and pay, any unpaid royalties that shall have accrued prior to the effective date of this assignment.

                  2. The Side Letter is hereby canceled effective immediately and shall be of no further force or effect.

                  IN WITNESS WHEREOF, each of the parties has caused this
Agreement to be executed by its duly authorized officer as of this       day of
              , 1996.

                                   FARBERWARE INC.
                                   (formerly Far-B Acquisition Corp.)


                                   By: ___________________________________
                                       Name:
                                       Title:


                                   MEYER MARKETING COMPANY LTD.



                                   By: ___________________________________
                                       Name:
                                       Title:

                                    EXHIBIT G

                             UNCONDITIONAL GUARANTY


                  Meyer Marketing Company, Ltd., a British Virgin Islands corporation ("MMC"), is simultaneously entering into an Agreement (the "Agreement") with Syratech Corporation, a Delaware corporation, and Farberware Inc., a Delaware corporation ("Farberware"), pursuant to which MMC will acquire certain long term rights to use the Farberware name and trademark and certain other intellectual property rights in connection with the manufacture, marketing and sale of certain specified products. Farberware would not enter into the Agreement without the unconditional guarantee by Meyer Corporation ("Guarantor") of each and every obligation of MMC thereunder.

                  Guarantor acknowledges that Guarantor is fully familiar with the terms of the Agreement and has carefully reviewed (i) the Agreement and (ii) the other documents to be executed in connection with the closing under the Agreement (collectively, the "Transaction Documents"). Guarantor acknowledges that the Agreement and the Transaction Documents contain and express the entire understanding of the parties with respect to the subject matter thereof.

                  NOW, THEREFORE, in consideration of Farberware entering into the Agreement, and as an inducement for it to do so, Guarantor hereby unconditionally guarantees the full payment and performance by MMC of each and every obligation of MMC under and pursuant to the terms of the Agreement and the Transaction Documents. Further, Guarantor promises to pay to Farberware, or order, in lawful money of the United States of America, all sums owing and to become owing under the Agreement and unconditionally guarantees and promises to pay and perform all obligations of MMC under the Agreement and the Transaction Documents, all when the same become due or are to be performed in accordance with the provisions of the Agreement and the Transaction Documents. This is a guaranty of payment (as distinguished from a guaranty of collection) of every dollar of such indebtedness and of the performance of every one of such obligations, whether the indebtedness or obligations are otherwise guaranteed or secured or not.

                  The obligations of the Guarantor hereunder are independent of the obligations of MMC, and a separate action or actions may be brought and prosecuted against the Guarantor, whether action is brought against MMC or whether MMC is joined in any action or actions.

                  Guarantor authorizes Farberware, from time to time. without notice or demand, and without affecting Guarantor's liability hereunder, (a) to renew, extend, accelerate, or otherwise modify or amend the Agreement or any of the Transaction

Documents or change the time or terms for compliance with the provisions thereof; (b) to receive and hold security for the payment and performance of MMC's obligations and/or this Guaranty, and to exchange, enforce, waive, and release any such security; (c) to apply such security and direct the order or manner of sale thereof as Farberware in its discretion may determine; and (d) to release or substitute MMC or Guarantor. Farberware may, without notice assign this Guaranty in whole or in part.

                  Guarantor waives any right to require Farberware to (a) proceed against MMC or any other person; (b) proceed against or exhaust any collateral; or (c) pursue any other remedy in Farberware's power whatsoever. Guarantor waives any defense arising by reason of any disability or other defense of the Guarantor or of MMC or by reason of the cessation from any cause whatsoever of the liability of MMC. Until all matured but undischarged obligations under the Agreement and the Transaction Documents that may now or hereafter exist have been fully satisfied, Guarantor shall not have any right of subrogation or contribution and Guarantor waives the right to enforce any remedy which Guarantor now has or may hereafter have against Farberware or against MMC and waives any benefit of and any right to participate in any collateral or any security whatsoever now or hereafter held by Farberware.

                  Guarantor waives all presentments, demands for performance, notices of nonperformance, protests, notices of protests, notices of dishonor, and notices of acceptance of this Guaranty and of the existence, creation, or incurring of the indebtedness covered by this Guaranty.

                  Any indebtedness of MMC now or hereafter held by Guarantor is hereby subordinated to any matured but undischarged obligations of MMC to Farberware that may now or hereafter exist, and, if Farberware so requests, such indebtedness of MMC to Guarantor shall be collected, enforced and received by Guarantor as trustee for Farberware and be paid over to Farberware on account of any unpaid obligations owing by MMC to Farberware, but without reducing or affecting in any manner the liability of Guarantor hereunder.

                  Guarantor agrees to pay reasonable attorneys' and paralegal' fees, including, without limitation, those incurred in any trial, appeal or review, and all other costs and expenses which may be incurred by Farberware in the enforcement of this Guaranty. This Guaranty shall be governed by and construed in accordance with the laws of the State of New York.

                  DATED this 3 day of May, 1996.

                                   MEYER CORPORATION



                                   By ______________________________
                                   Print Name:  Norman J. Schoenfeld
                                   and Title    Executive Vice
                                                President

                                   SCHEDULE I

                  Definitions, Interpretation and Construction


                  1.1 Definitions. As used in the License Agreement (as hereinafter defined) the following terms have the following meanings:

                           "Agreement" means the Agreement dated May 3, 1996, by
and among Syratech Corporation ("Parent"), Licensor and Licensee pursuant to which the License Agreement is being executed and delivered.

                           "Asset Purchase Agreement" means the Asset Purchase
Agreement, dated February 2, 1996, by and between the Company, Licensor, Parent and LHC pursuant to which Licensor acquired, inter alia, the Intellectual Property Rights, a portion of which are being licensed to the Licensee pursuant to the License Agreement.

                           "Company" means Bruckner Manufacturing Corp., a
Delaware corporation formerly known as Farberware Inc.

                           "Cookware and Bakeware Products" means non- electric
pots, pans, grills (other than outdoor grills and grills of the types pictured on pages 44 and 45 of LHC's Current Farberware Catalogue), griddles, kettles (but only those made of stainless steel, regular aluminum or anodized aluminum), woks, rotisseries (other than electrified or outdoor rotisseries), steamers and other vessels, containers, receptacles and devices (other than coffee urns) of all kinds and materials (including glass and ceramic cookware but EXCLUDING glass and ceramic bakeware or other food preparation items similar to those marketed, or generally known, as "Pyrex" products and ALSO EXCLUDING disposable cookware and bakeware products made from aluminum foil and/or similar materials) for use in the preparation of baked, barbecued, boiled, fried, grilled, roasted, steamed and other cooked foods at home (as distinguished from the commercial, industrial and/or institutional preparation thereof). Notwithstanding the foregoing limitations of the definition of "Cookware and Bakeware Products," such definition shall include commercial, industrial and institutional size pots, pans (including baking pans) and roasters and shall also include the non-electrified bodies of those frying pans, griddles and woks heretofore electrified by the Company and marketed by the Company as electric frying pans, electric griddles and electric woks; but nothing in this definition shall permit the Licensee to electrify any of such items or to market any electric frying pans, electric griddles, electric woks or any other Electric Products under the Farberware name and trademark.

                           "Electric Products Rights" means rights to use and
exploit the Farberware name and trademark in connection with the sourcing, manufacture and/or distribution of "Electric Products," i.e., electrical items of all kinds (whether for home, commercial, industrial and/or institutional use and whether or not now invented or sold under the Farberware name), including, by way of illustration and without limitation, electric coffee makers, espresso machines, grinders of all kinds, juicers, mixers, blenders, food processors, deep fryers, corn poppers, toasters, toaster ovens, convection ovens, microwave ovens, hot plates, waffle and sandwich makers, bread makers, grills, griddles, frying pans, woks, warmers, can openers and other small electrical appliances, electric grooming aids, electric cleaning devices and other electric products of all kinds, excluding, however, electric pepper mills and major consumer appliances, such as refrigerators, clothes washers, clothes dryers, dishwashers and electric ranges.

                           "Existing Farberware Licenses" means Farberware
Licenses heretofore granted by the Company (or any predecessor of the Company) that are valid and subsisting and includes, without limitation, the license agreements identified on the schedule annexed to the License Agreement as
Schedule III.

                           "Farberware Business" means and includes
manufacturing, importing, sourcing, marketing and distributing Cookware and Bakeware Products and certain electric products and the ownership and licensing of certain intellectual Property Rights.

                           "Farberware Licenses" means licenses to manufacture
(and/or cause to be manufactured) and/or market products under and using the "Farberware" name and trademark and includes, without limitation, the Existing Farberware Licenses.

                           "Intellectual Property Rights" means all of the
rights of the Licensor (which includes all of the rights owned by the Company and its subsidiaries immediately prior to the Closing under the Asset Purchase Agreement) in, and with respect to, the trademarks, trade names, service marks, copyrights (including applications for, rights to acquire and other rights with respect to, any of the foregoing), licenses, technology, know-how, trade secrets, franchises, authorizations (and all documentation relating to the fore going) of the Licensor (which includes all of the rights that were owned by the Company and its subsidiaries immediately prior to the Closing under the Asset Purchase Agreement) used or heretofore proposed to be used by the Licensor or its predecessors in interest (including the

Company and its subsidiaries) in connection with the Farberware Business, including, without limitation, (i) the name "Farberware" and (ii) the patents, trademarks and copy rights included in the Sale Assets to the extent that such patents, trademarks and copyrights were effectively conveyed to the Licensor on the Purchase Date.

                           "Inventory" means all quantities of finished goods
inventories (including wrapped goods) of Cookware and Bakeware Products, but shall not include raw materials or work in process.

                           "License Agreement" means the License Agreement,
dated as of                   , 1996 by and between Farberware Inc. (formerly
known as Far-B Acquisition Corp.) ("Licensor") and Meyer Marketing Co. Ltd. ("Licensee") to which this Exhibit A is annexed.

                           "Licensed Intellectual Property Rights" means the
Intellectual Property Rights (including trade names, trademarks, service marks, patents and copyrights) that are being licensed to the Licensee pursuant to the License Agreement.

                           "Licensee" has the meaning ascribed to that term in
the definition of the License Agreement.

                           "Licensor" has the meaning ascribed to that term in
the definition of the License Agreement.

                           "LHC" means Lifetime Hoan Corporation, a Delaware
corporation.

                           "LHC's Current Farberware Catalogue" means the
catalogue bearing the front cover inscription "FARBERWARE(R) Cutlery Kitchen Tools Gadgets Cutting Boards BBQ Accessories," consisting of a front cover, a back cover, four pages (marked i through iv) listing style numbers and product descriptions, and fifty pages (numbered 2 through 51) of product pictures, and having on the back cover thereof the following information inter alia: Lifetime Hoan Corporation, Westbury, NY 11590 CAT. NO. ZYFW2CAT, which catalogue is currently being circulated by LHC.

                           "Lifetime License" means the License Agreement dated
December 14, 1989 between the Company and Lifetime Cutlery Corp., as supplemented by letter, dated November 16, 1990, on Farberware Inc. stationery, addressed to Mr. Jeff Siegel and signed by Kevin O'Malley, as the same may be amended or replaced pursuant to the Agreement, dated as of February 2, 1996, by and among Parent, LHC and Seller.

                           "Marks" means trademarks and service marks.

                           "Meyer Marketing License" means the License and
Distribution Agreement dated September 29, 1995 between the Company and Meyer Marketing Company, Ltd., as amended by side letter of even date therewith.

                           "Parent" has the meaning ascribed to it in the
definition of Agreement

                           "Person" means any individual, corporation,
partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, governmental body or other entity.

                           "Purchase Date" means April 2, 1996, i.e., the date
on which the purchase of the Sale Assets from the Company was completed.

                           "Sale Assets" means all Assets (as defined in the
Asset Purchase Agreement) that were conveyed to Licensor pursuant to Section 1.1 of the Asset Purchase Agreement.

                  1.2 Interpretation. In the License Agreement, unless a clear contrary intention dictates otherwise:

                           1.2.1 the singular number includes the plural number
and vice versa;

                           1.2.2 reference to any Person includes such Person's
successors and assigns but, if applicable, only if such successors and assigns are permitted by the terms of the applicable agreement; and reference to a Person in a particular capacity excludes such Person in any other capacity or individually;

                           1.2.3 reference to either gender includes the other
gender;

                           1.2.4 reference to any agreement (including the
License Agreement and the Schedules attached thereto), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms of the License Agreement;

                           1.2.5 reference to any Law means as amended,
modified, codified, replaced or re-enacted, in whole or in part, and in effect on the date of the License Agreement, including rules, regulations, enforcement procedures and any interpretations promulgated thereunder;

                           1.2.6 reference to any Article, Section, subsection,
clause, Exhibit or Schedule means such Article,

Section, subsection or clause of the License Agreement or Schedule thereto;

                           1.2.7 "herein," "hereunder," "hereof," "hereto" and
words of similar import shall be deemed references to the Agreement as a whole and not to any particular Article, Section, subsection, clause, Exhibit or Schedule attached thereto;

                           1.2.8 "including" (and with correlative meaning
"include") means including without limiting the generality of any description preceding such term; and

                           1.2.9 the headings contained in the License Agreement
(including the Exhibits and Schedules attached thereto) are for reference purposes only and shall not affect in any way the meaning or interpretation of the License Agreement.

                  1.3 Construction. The parties have participated jointly in the negotiation and drafting of the License Agreement directly and through their respective counsel, i.e. Paul, Weiss, Rifkind, Wharton & Garrison, on behalf of Parent and Seller, and Baker & McKenzie, on behalf of Purchaser. In the event an ambiguity or question of intent or interpretation arises, the License Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of the License Agreement.

                                   SCHEDULE II

                   INTELLECTUAL PROPERTY USED EXCLUSIVELY FOR
                   NON-ELECTRIC COOKWARE AND BAKEWARE PRODUCTS

                                   TRADEMARKS


==========================================================================================================================
MARK                     GOODS                                 JURISDICTION           REGISTRATION             APPLICATION
                                                                                      NUMBER                   NUMBER
==========================================================================================================================
FARBERWARE               Household hollow wares                USA                    804130                   --
                         made of metal, namely,
                         colanders and casserole sets
--------------------------------------------------------------------------------------------------------------------------
ADVANTAGE                Saucepans, saucepots, etc.            USA                    1226680                  --
--------------------------------------------------------------------------------------------------------------------------
MILLENNIUM               Nonelectric cookware                  USA                    1898138                  --
--------------------------------------------------------------------------------------------------------------------------
NEVERSTICK               Cookware and bakeware                 USA                    1743201                  --
--------------------------------------------------------------------------------------------------------------------------
FARBERWARE               Cookware and bakeware                 USA                    --                       74/071500
CHANGES
NON-STICK
COOKWARE
INTO NEVER-
STICK
COOKWARE
--------------------------------------------------------------------------------------------------------------------------
NUTRIMASTER              Cookware                              USA                    1819494                  --
--------------------------------------------------------------------------------------------------------------------------
DECATHLON                Nonelectric cookware and              USA                    1924653                  --
                         bakeware for household use
--------------------------------------------------------------------------------------------------------------------------
FARBER                   Nonelectric cookware and              USA                    1877200                  --
                         bakeware
--------------------------------------------------------------------------------------------------------------------------
CLASSICOTE               Cookware and bakeware                 USA                    --                       74/478730
                         having a nonstick coating
--------------------------------------------------------------------------------------------------------------------------
SET BUILDERS             Cookware, namely                      USA                    1900692                  --
                         nonelectric pots and pans
--------------------------------------------------------------------------------------------------------------------------
AMERICAN                 Nonelectric cookware and              USA                    --                       74/525838
ESSENTIALS               bakeware
--------------------------------------------------------------------------------------------------------------------------
NECESSITIES              Nonelectric cookware                  USA                    --                       74/615755
--------------------------------------------------------------------------------------------------------------------------
THERMAL                  Nonelectric cookware                  USA                    --                       74/615769
INTELLIGENCE
--------------------------------------------------------------------------------------------------------------------------
NEW                      Aluminum nonstick cookware            USA                    --                       75/026506
DIMENSIONS
--------------------------------------------------------------------------------------------------------------------------
ALUMINAIRE               Cookware                              USA                    --                       75/032838
--------------------------------------------------------------------------------------------------------------------------

==========================================================================================================================
MARK                     GOODS                                 JURISDICTION           REGISTRATION             APPLICATION
                                                                                      NUMBER                   NUMBER
==========================================================================================================================
VANGUARD                 Cookware                              USA                    --                       75/032839
1000
--------------------------------------------------------------------------------------------------------------------------
CONTEM-                  Cookware                              USA                    --                       75/032840
PORARY
COLONIAL
COOKWARE
--------------------------------------------------------------------------------------------------------------------------
COLONIAL                 Cookware                              USA                    --                       75/032841
COOKWARE
--------------------------------------------------------------------------------------------------------------------------
[THERMAL                 [Not provided]*/                      CANADA                 --                       796,549]
INTELLIGENCE
--------------------------------------------------------------------------------------------------------------------------
FARBERWARE               Dutch ovens                           GREAT BRIT             876698                   --
--------------------------------------------------------------------------------------------------------------------------
ADVANTAGE                Saucepans, saucepots, saute           JAPAN                  --                       06/119132
                         pans, frypans, etc.
--------------------------------------------------------------------------------------------------------------------------
GOURMETRIX               Nonelectric cookware                  MEXICO                 --                       N/A
--------------------------------------------------------------------------------------------------------------------------
THERMAL                  Nonelectric cookware                  MEXICO                 --                       248446
INTELLIGENCE
--------------------------------------------------------------------------------------------------------------------------



--------

*/ The products are not listed in the printout we received from Farberware's intellectual property counsel, but if the products are the same as those for the corresponding U.S. mark, it belongs in the exclusive category.

             INTELLECTUAL PROPERTY USED ON A NON-EXCLUSIVE BASIS FOR
                   NON-ELECTRIC COOKWARE AND BAKEWARE PRODUCTS

                                   TRADEMARKS

==========================================================================================================================
MARK                     GOODS                             JURISDICTION             REGISTRATION               APPLICATION
                                                                                    NUMBER                     NUMBER
==========================================================================================================================
FARBERWARE               Various, including pots           USA                      1122167                    --
                         and pans
--------------------------------------------------------------------------------------------------------------------------
FARBERWARE               Various products,                 USA                      1410374                    --
                         including cookware and
                         bakeware products and
                         electric products
--------------------------------------------------------------------------------------------------------------------------
MILLENNIUM               Nonelectric housewares            USA                      --                         74/051501
--------------------------------------------------------------------------------------------------------------------------
CLASSIC                  Electric and nonelectric          USA                      --                         74/535281
SERIES                   cookware
--------------------------------------------------------------------------------------------------------------------------
GOURMETRIX               Electric cookware,                USA                      --                         74/665939
(STYLIZED)               bakeware and small
                         household appliances;
                         nonelectric cookware,
                         bakeware and housewares
--------------------------------------------------------------------------------------------------------------------------
THERMALLY                Electric cookware,                USA                      --                         74/665938
INTELLIGENT              bakeware and small
COOKWARE                 household appliances;
                         nonelectric cookware,
                         bakeware and housewares
--------------------------------------------------------------------------------------------------------------------------
FARBERWARE               All goods in Int. Class 21        ARGENTINA                1104065                    --
                         (housewares and glass),
                         especially pots, pans,
                         serving dishes, kitchen
                         accessories
--------------------------------------------------------------------------------------------------------------------------
FARBERWARE               Int. Class 21 (housewares         AUSTRALIA                A214699                    --
                         and glass)
--------------------------------------------------------------------------------------------------------------------------
FARBERWARE               Int. Class 21 (housewares         AUSTRALIA                B169254                    --
                         and glass)
--------------------------------------------------------------------------------------------------------------------------

==========================================================================================================================
MARK                     GOODS                             JURISDICTION             REGISTRATION               APPLICATION
                                                                                    NUMBER                     NUMBER
==========================================================================================================================
FARBERWARE               Various, including tea            AUSTRALIA                B399467                    --
                         kettles, nonelectric coffee
                         percolators, pots, pans,
                         roasting pans, serving
                         dishes, etc.
--------------------------------------------------------------------------------------------------------------------------
MILLENNIUM               Nonelectric cookware and          AUSTRALIA                A553,507                   --
                         bakeware; nonelectric
                         housewares, statues
--------------------------------------------------------------------------------------------------------------------------
FARBERWARE               Various electric products,        AUSTRIA                  105517                     --
                         roasters
--------------------------------------------------------------------------------------------------------------------------
FARBERWARE               Electric products,                BENELUX                  395531                     --
                         casseroles, serving dishes
--------------------------------------------------------------------------------------------------------------------------
MILLENIUM                Electric and nonelectric          BENELUX                  497759                     --
                         cookware, bakeware,
                         housewares
--------------------------------------------------------------------------------------------------------------------------
MILLENIUM                Various electric and non-         BENELUX                  557765                     --
                         electric products,
                         including nonelectric
                         cookware and bakeware
--------------------------------------------------------------------------------------------------------------------------
FARBERWARE               Household articles and            BRAZIL                   811438333                  --
                         utensils
--------------------------------------------------------------------------------------------------------------------------
FARBERWARE               Various, including                CANADA                   199/50716                  --
                         cookware and bakeware
--------------------------------------------------------------------------------------------------------------------------
FARBERWARE               Electric and nonelectric          CANADA                   418801                     --
MILLENIUM                cookware
--------------------------------------------------------------------------------------------------------------------------
FARBERWARE               Various, including pots           DENMARK                  1939-1985                  --
                         and pans
--------------------------------------------------------------------------------------------------------------------------
FARBERWARE               All goods in classes 11           FINLAND                  92207                      --
                         (environmental control
                         apparatus) and 21 (house
                         wares and glass)
--------------------------------------------------------------------------------------------------------------------------
FARBERWARE               Various, including woks,          FRANCE                   1249025                    --
                         frypans, casseroles, etc.
--------------------------------------------------------------------------------------------------------------------------
MILLENIUM                Electric and nonelectric          FRANCE                   1678333                    --
                         cookware and bakeware
--------------------------------------------------------------------------------------------------------------------------

==========================================================================================================================
MARK                    GOODS                             JURISDICTION             REGISTRATION               APPLICATION
                                                                                    NUMBER                     NUMBER
==========================================================================================================================
FARBERWARE               Pots, pans, serving dishes,       GREAT BRIT               B1205915                   --
                         stovetop percolators, etc.
--------------------------------------------------------------------------------------------------------------------------
FARBERWARE               Various, including pots,          GREAT BRIT               B1485062                   --
MILLENNIUM               pans, serving dishes
--------------------------------------------------------------------------------------------------------------------------
FARBERWARE               Various, including serving        W. GERMANY               1065973                    --
                         dishes and colanders
--------------------------------------------------------------------------------------------------------------------------
FARBERWARE               Various electrical products       GREECE                   77282                      --
                         and cooking utensils and
                         table articles, including
                         frying pans, roasting pans,
                         etc.
--------------------------------------------------------------------------------------------------------------------------
FARBERWARE               Various, including woks,          GREECE                   76060                      --
                         frypans, casseroles, etc.
--------------------------------------------------------------------------------------------------------------------------
FARBERWARE               Int. Class 21 (housewares         ISRAEL                   23462                      --
                         and glass)
--------------------------------------------------------------------------------------------------------------------------
FARBERWARE               Various, including pots,          ISRAEL                   57840                      --
                         pans and serving dishes
--------------------------------------------------------------------------------------------------------------------------
FARBERWARE               Various, including frypans        ISRAEL                   57748                      --
--------------------------------------------------------------------------------------------------------------------------
FARBERWARE               Classes 11 (environmental         ITALY                    417819                     --
                         control apparatus) and 21
                         (housewares and glass)
--------------------------------------------------------------------------------------------------------------------------
FARBERWARE               Kitchen utensils and other        JAPAN                    1933794                    --
                         goods in national class 19
--------------------------------------------------------------------------------------------------------------------------
FARBERWARE               Kitchen utensils, daily use       JAPAN                    2529987                    --
(KATAKANA)               articles
--------------------------------------------------------------------------------------------------------------------------
MILLENIUM                Kitchen utensils, daily use       JAPAN                    2529988                    --
                         articles
--------------------------------------------------------------------------------------------------------------------------
MILLENIUM                Kitchen utensils, daily use       JAPAN                    2529989                    --
(KATAKANA)               articles
--------------------------------------------------------------------------------------------------------------------------
FARBERWARE               Various, including                MALAWI                   203/83                     --
                         frypans, casseroles
--------------------------------------------------------------------------------------------------------------------------
FARBERWARE               Pots, pans, serving dishes,       MALAWI                   204/83                     --
                         stovetop percolators, etc.
--------------------------------------------------------------------------------------------------------------------------

==========================================================================================================================
MARK                    GOODS                             JURISDICTION             REGISTRATION               APPLICATION
                                                                                    NUMBER                     NUMBER
==========================================================================================================================
FARBERWARE               Various, including pots,          MEXICO                   425715                     --
                         pans, casseroles
--------------------------------------------------------------------------------------------------------------------------
FARBERWARE               Tea kettles, nonelectric          NEW ZEALAND              B69536                     --
                         coffee percolators,
                         roasting pans, saucepans,
                         frying pans, colanders and
                         mixing bowls
--------------------------------------------------------------------------------------------------------------------------
FARBERWARE               Various, including                NEW ZEALAND              149652                     --
                         frypans, casseroles
--------------------------------------------------------------------------------------------------------------------------
FARBERWARE               Various, including pots,          NEW ZEALAND              149653                     --
                         pans and serving dishes
--------------------------------------------------------------------------------------------------------------------------
FARBERWARE               Various, including                NORWAY                   118836                     --
                         casseroles, bowls,
                         colanders, steamers
--------------------------------------------------------------------------------------------------------------------------
FARBERWARE               Various, including woks           PERU                     --                         286864
                         and casseroles
--------------------------------------------------------------------------------------------------------------------------
FARBERWARE               Int. Class 21 (housewares         PERU                     --                         286866
                         and glass)
--------------------------------------------------------------------------------------------------------------------------
FARBERWARE               Various, including serving        PORTUGAL                 224162                     --
                         dishes, bowls, colanders
                         and steamers
--------------------------------------------------------------------------------------------------------------------------
FARBERWARE               Various, including pots,          S. AFRICA                B83/7485                   --
                         pans, colanders
--------------------------------------------------------------------------------------------------------------------------
FARBERWARE               Various, including woks,          SWEDEN                   191705                     --
                         serving dishes, bowls
--------------------------------------------------------------------------------------------------------------------------
FARBERWARE               Various, including woks,          SWITZERLAND              328759                     --
                         serving dishes, bowls
--------------------------------------------------------------------------------------------------------------------------
[FARBERWARE              Receptacles                       VENEZUELA                121465-F]                  --
--------------------------------------------------------------------------------------------------------------------------
[FARBERWARE              National Class 14                 VENEZUELA                121938]                    --
--------------------------------------------------------------------------------------------------------------------------
[FARBERWARE              National Class 30                 VENEZUELA                121467-F]                  --
--------------------------------------------------------------------------------------------------------------------------
FARBERWARE               Various, including frypans        ZIMBABWE                 B560/83                    --
                         and casseroles
--------------------------------------------------------------------------------------------------------------------------

==========================================================================================================================
MARK                    GOODS                             JURISDICTION             REGISTRATION               APPLICATION
                                                                                    NUMBER                     NUMBER
==========================================================================================================================
FARBERWARE               Various, including pots,          ZIMBABWE                 B561/83                    --
                         pans, serving dishes and
                         stovetop percolators
==========================================================================================================================

                                     PATENTS

==========================================================================================================================
TITLE                                                         JURISDICTION          SERIAL NO.               PATENT NO.
==========================================================================================================================
Cookware and Method of Making the Same                        USA                   403828                   4511077
--------------------------------------------------------------------------------------------------------------------------
Cookware Bottom Wall Structure                                USA                   602308                   4552284
--------------------------------------------------------------------------------------------------------------------------
Method of Making Cookware                                     USA                   723245                   4613070
--------------------------------------------------------------------------------------------------------------------------
Combined Cooking and Storage Container                        USA                   847899                   D305086
--------------------------------------------------------------------------------------------------------------------------
Combined Cooking and Storage Container                        USA                   847896                   D305393
--------------------------------------------------------------------------------------------------------------------------
Microwave Browning Cookware                                   USA                   848176                   4701585
--------------------------------------------------------------------------------------------------------------------------
Cookware and Method of Making the Same                        ASTL                  10545/83                 539709
--------------------------------------------------------------------------------------------------------------------------
Method of Making Cookware                                     ASTL                  56033/86                 561385
--------------------------------------------------------------------------------------------------------------------------
Cookware and Method of Making the Same                        ATRA                  A2578/83                 395521
--------------------------------------------------------------------------------------------------------------------------
Cookware and Method of Making the Same                        BELG                  211270                   897418
--------------------------------------------------------------------------------------------------------------------------
Cookware and Method of Making the Same                        CANA                  421812                   1200705
--------------------------------------------------------------------------------------------------------------------------
[Cooking Machine                                              CANA                  4-05-84-8                54804]
--------------------------------------------------------------------------------------------------------------------------
Cookware and Method of Making the Same                        DENM                  546/83                   156941
--------------------------------------------------------------------------------------------------------------------------
Cookware and Method of Making the Same                        FRAN                  8301484                  8301484
--------------------------------------------------------------------------------------------------------------------------
Cookware and Method of Making the Same                        GBRI                  8301169                  2124474
--------------------------------------------------------------------------------------------------------------------------
Cookware and Method of Making the Same                        GERW                  P33274762-45             P3327476.2
--------------------------------------------------------------------------------------------------------------------------
Cookware and Method of Making the Same                        GREC                  72052                    79598
--------------------------------------------------------------------------------------------------------------------------
Cookware and Method of Making the Same                        HONG                  --                       407/86
--------------------------------------------------------------------------------------------------------------------------
Cookware and Method of Making the Same                        ITAL                  22281A/83                1170183
--------------------------------------------------------------------------------------------------------------------------
Cookware and Method of Making the Same                        JAPA                  134514/83                1507157
--------------------------------------------------------------------------------------------------------------------------
Cookware and Method of Making the Same                        LUXE                  84938                    84938
--------------------------------------------------------------------------------------------------------------------------
Method of Making Cookware                                     SPAI                  554008                   554008
--------------------------------------------------------------------------------------------------------------------------
Cookware and Method of Making the Same                        SPAI                  524584                   524584
--------------------------------------------------------------------------------------------------------------------------

==========================================================================================================================
TITLE                                                         JURISDICTION          SERIAL NO.               PATENT NO.
==========================================================================================================================
Cookware and Method of Making the Same                        SWED                  PAT8304191-3             PUB456895
--------------------------------------------------------------------------------------------------------------------------
Cookware and Method of Making the Same                        SWIT                  4173/83-0                661195
--------------------------------------------------------------------------------------------------------------------------
Cookware and Method of Making the Same                        TAIW                  73102768                 NI-25368
--------------------------------------------------------------------------------------------------------------------------
Method of Making Cookware                                     TAIW                  73102768A01              171457
==========================================================================================================================

                                  COPYRIGHTS */

===========================================================
NAME OF WORK                            REGISTRATION NUMBER
===========================================================
ECB-40 grease tray                      VAu 198-191
-----------------------------------------------------------
ECB-40 reflector                        VAu 198-194
-----------------------------------------------------------
Small char-b-que/reflector              VAu 198-196
-----------------------------------------------------------
ECB-40 Contempra grill                  VAu 198-185
-----------------------------------------------------------
Contempra (rectangular) stoneware       VAu 198-186
-----------------------------------------------------------
Char-b-que grease tray                  VAu 198-188
-----------------------------------------------------------
Char-b-que reflector                    VAu 198-187
-----------------------------------------------------------
ECBO040 Grill for ceramic cooker        VAu 198-189
-----------------------------------------------------------
Char-b-que grill                        VAu 198-193
-----------------------------------------------------------
Char-b-que bowl                         VAu 198-197
-----------------------------------------------------------
Heating element                         VAu 198-190
-----------------------------------------------------------
25016 Reflector                         VAu 198-198
-----------------------------------------------------------
25027 Grease tray                       VAu 198-195
-----------------------------------------------------------
Char-b-que heat element support         VAu 198-192
-----------------------------------------------------------
Ceramic char-b-que grill                VAu 183-512
-----------------------------------------------------------

--------
*/   I cannot determine which products these copyrights relate to.